MERCURY GLOBAL HOLDINGS, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On May 16, 2003

TO THE STOCKHOLDERS OF MERCURY GLOBAL HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Mercury Global Holdings, Inc. (“Global Holdings”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on May 16, 2003 at 9:30 a.m., Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition by Merrill Lynch Global Growth Fund, Inc. (“Global Growth”) of the assets and assumption of the liabilities of Global Holdings and the issuance of shares of common stock of Global Growth to the stockholders of Global Holdings; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

Stockholders of Global Holdings are not entitled to appraisal rights in connection with the transaction.

The Board of Directors of Global Holdings has fixed the close of business on March 14, 2003 as the record date for the determination of stockholders of Global Holdings entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. Stockholders of Global Holdings who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Global Holdings.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-832-9435.

By Order of the Board of Directors, SUSAN B. BAKER Secretary Mercury Global Holdings, Inc.

Plainsboro, New Jersey Dated: March 31, 2003

PROXY STATEMENT OF MERCURY GLOBAL HOLDINGS, INC. FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS

To Be Held On May 16, 2003

PROSPECTUS OF MERRILL LYNCH GLOBAL GROWTH FUND, INC. P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

This Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is furnished to you because you are a stockholder of Mercury Global Holdings, Inc., an open-end, management investment company (“Global Holdings”), in connection with a stockholders’ meeting at which you will be asked:

(1) to approve an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of assets and assumption of liabilities of Global Holdings by Merrill Lynch Global Growth Fund, Inc. (“Global Growth”), and the issuance of shares of common stock of Global Growth to Global Holdings for distribution to the stockholders of Global Holdings; and

(2) to transact such other business as properly may come before the meeting or any adjournment thereof.

The transaction discussed in Proposal 1 is referred to herein as the “Reorganization.” As part of the Reorganization, Global Holdings will be dissolved and deregistered.

A Special Meeting of Stockholders of Global Holdings will be held on May 16, 2003 for the purpose of obtaining stockholder approval of the Reorganization (the “Meeting”).

This Proxy Statement and Prospectus sets forth concisely the information about Global Growth that stockholders of Global Holdings should know as they consider the Reorganization and should be retained for future reference. Global Holdings authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The Board of Directors of Global Holdings has fixed the close of business on March 14, 2003 as the record date (the “Record Date”) for the determination of stockholders of Global Holdings entitled to notice of and to vote at the Meeting and at any adjournment thereof. Each stockholder of Global Holdings on the Record Date will be entitled to one vote for each share of Global Holdings held, with no share having cumulative voting rights. As of the Record Date, Global Holdings had 17,737,045 shares outstanding.

(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is March 31, 2003

With this Proxy Statement and Prospectus you also will receive the following documents:
•	Prospectus of Global Growth, dated January 1, 2003 (the “Global Growth Prospectus”); and
•	Annual Report to Stockholders of Global Growth for the fiscal year ended August 31, 2002 (the “Global Growth Annual Report”).

The Global Growth Prospectus and Global Growth Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that they are legally considered to be part of this Proxy Statement and Prospectus.

Certain other documents containing information about Global Holdings and Global Growth have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to Global Holdings or Global Growth at the address below, or by calling 1-800-995-6526. These documents are:
•	Statement of Additional Information of Global Growth, dated January 1, 2003 (the “Global Growth Statement”);
•	Prospectus of Global Holdings, dated March 19, 2003 (the “Global Holdings Prospectus”);
•	Statement of Additional Information relating to Global Holdings, dated March 19, 2003 (the “Global Holdings Statement”);
•	Annual Report to Stockholders of Global Holdings for the fiscal year ended November 30, 2002 (the “Global Holdings Annual Report”); and
•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated March 31, 2003 (the “Reorganization Statement of Additional Information”).

The Global Growth Statement, Global Holdings Prospectus, Global Holdings Statement, Global Holdings Annual Report and the Reorganization Statement of Additional Information also are incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, other material incorporated herein by reference, and other information regarding each Fund.

The address of the principal executive offices of Global Growth and Global Holdings is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

INTRODUCTION

This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Global Holdings for use at the Meeting to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on May 16, 2003, at 9:30 a.m., Eastern time. The mailing address for Global Holdings is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is April 7, 2003.

Any person giving a proxy may revoke it at any time prior to its exercise (unless the proxy states that it is irrevocable and it is coupled with an interest) by executing a superseding proxy, by giving written notice of the revocation of such proxy to the Secretary of Global Holdings at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization between Global Holdings and Global Growth (the “Agreement and Plan”), a copy of which is attached hereto as Exhibit I.

Approval of the Agreement and Plan will require the affirmative vote of Global Holdings stockholders representing two-thirds of all the outstanding shares entitled to be voted thereon. Stockholders of Global Holdings will vote as a single class on the proposal to approve the Agreement and Plan. See “Information Concerning the Meeting.”

The Board of Global Holdings knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of Global Growth under the Securities Act of 1933 (the “Securities Act”) in connection with the issuance of shares of Global Growth to Global Holdings pursuant to the terms of the Agreement and Plan.

Certain Defined Terms Used in this Proxy Statement and Prospectus

Global Growth and Global Holdings are incorporated as Maryland corporations. Shares of common stock of Global Growth and Global Holdings are referred to herein as “shares;” holders of shares are referred to herein as “stockholders;” the Board of Directors of each of Global Growth and Global Holdings is each referred to herein as a “Board” and collectively as “Boards;” the Directors of Global Growth and Global Holdings are referred to herein as “Board Members;” the Articles of Incorporation of each of Global Growth and Global Holdings, each as amended and supplemented where applicable, are each referred to herein as a “Charter;” Merrill Lynch Investment Managers, L.P. (“MLIM”), in its capacity as the manager for Global Growth, and FAM, in its capacity as investment adviser for Global Holdings, are collectively referred to herein as the “Investment Adviser;” and the Investment Advisory Agreement for Global Holdings and the Management Agreement for Global Growth are each referred to herein as an “Investment Advisory Agreement.” Global Growth and Global Holdings are referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

The Reorganization

The Board of Global Holdings unanimously approved the Reorganization at meetings held on April 2, 2002 and February 19, 2003. The Board of Global Growth unanimously approved the Reorganization at meetings held on April 11, 2002 and February 11, 2003.

If stockholders of Global Holdings approve the Reorganization, Global Holdings will combine with Global Growth. As part of the Reorganization, the Board of Global Holdings will take action to dissolve Global Holdings in accordance with state law and to deregister Global Holdings under the Investment Company Act of 1940 (the “Investment Company Act”).

What will Stockholders of Global Holdings Receive in the Reorganization?

If the Agreement and Plan is approved and the Reorganization is consummated:
•	Global Growth will acquire the assets and assume the liabilities of Global Holdings;
•	You will become a stockholder of Global Growth; and
•	You will receive shares of Global Growth that have the same aggregate net asset value as the shares of Global Holdings you held immediately prior to the Reorganization.

The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “The Reorganization—Tax Consequences of the Reorganization.” You should consult your tax advisors regarding the tax effect of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

The Board of Global Holdings, including all of the Board Members who are not “interested persons” of Global Holdings as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Global Holdings and the stockholders of Global Holdings, and that the interests of such stockholders will not be diluted (with respect to net asset value) as a result of effecting the Reorganization. However, because the Combined Fund will have a larger asset base, a stockholder of Global Holdings will hold a lower percentage of ownership in the Combined Fund than such stockholder holds in Global Holdings prior to the Reorganization.

In reaching their conclusion, the Board of Global Holdings considered a number of factors, including the following:
•	After the Reorganization, it is expected that Global Holdings stockholders will remain invested in an open-end fund with a substantially larger combined asset base (for example, as of January 31, 2003, the net assets of Global Holdings were $83.5 million while the net assets of the Combined Fund would have been approximately $637.3 million on a pro forma basis);
•	After the Reorganization, it is expected that Global Holdings stockholders will experience a lower operating expense ratio, as a percentage of net assets, as stockholders of the Combined Fund, due to expected economies of scale;
•	After the Reorganization, it is expected that Global Holdings stockholders will benefit from greater flexibility in portfolio management as stockholders of the Combined Fund due to a larger asset base;
•	After the Reorganization, Global Holdings stockholders will remain invested in a diversified fund; and
•	After the Reorganization, Global Holdings stockholders can redeem their shares or exchange them for shares of certain other Merrill Lynch mutual funds.

See “Fee Tables” below and “The Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization.”

If all of the required approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable thereafter, provided that prior to that time an opinion of counsel has been delivered concerning the tax consequences of the Reorganization, as set forth in the Agreement and Plan. See “The Reorganization—Tax Consequences of the Reorganization.” It should be noted, however, that under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval by the stockholders of Global Holdings), prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Board of each Fund; (ii) by the Board of Global Holdings, if any condition to Global Holdings’ obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Global Growth, if any condition to Global Growth’s obligations has not been fulfilled or waived by such Board.

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Fee Tables

The fee tables set forth below provide information about the fees and expenses attributable to shares of each class of Global Holdings and Global Growth and, assuming the Reorganization had taken place on August 31, 2002, the estimated pro forma annualized fees and expenses attributable to shares of each class of the Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A and Class B Stockholders of Global Growth and the Pro Forma Global Growth Combined Fund* and Class I and Class B Stockholders of Global Holdings as of August 31, 2002 (unaudited)

	Class A and Class I Shares						Class B Shares (b)
	Actual				Pro Forma		Actual		Pro Forma
	Global Growth#		Global Holdings		Combined Fund*		Global Growth	Global Holdings	Combined Fund*

Stockholder Fees (fees paid directly from stockholder’s investment)(a):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	(c)	5.25%	(c)	5.25%	(c)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	4.00%(c)	4.00%(c)	4.00%(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None	None	None
Redemption Fee	None		None		None		None	None	None
Exchange Fee	None		None		None		None	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets):
Management Fee	0.75%		0.75%		0.75%		0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(e)	None		None		None		1.00%	1.00%	1.00%
Other Expenses (including transfer agency fees)(f)	0.31%		0.50%		0.30%		0.34%	0.50%	0.33%

Total Annual Fund Operating Expenses(g)	1.06%		1.25%		1.05%		2.09%	2.25%	2.08%

Footnotes appear on the next page.

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Fee Table for Class C and Class D Stockholders of Global Growth and the Pro Forma Global Growth Combined Fund* and Class C and Class A Stockholders of Global Holdings as of August 31, 2002 (Unaudited)

	Class C Shares			Class D and Class A Shares
	Actual		Pro Forma	Actual				Pro Forma
	Global Growth	Global Holdings	Combined Fund*	Global Growth#		Global Holdings		Combined Fund*
Stockholder Fees (fees paid directly from stockholder’s investment)(a):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.25%	(c)	5.25%	(c)	5.25%	(c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00% for one year(c)	1.00% for one year(c)	1.00% for one year(c)	None	(d)	None	(d)	None	(d)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None	None	None		None		None
Redemption Fee	None	None	None	None		None		None
Exchange Fee	None	None	None	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets):
Management Fee	0.75%	0.75%	0.75%	0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees(e)	1.00%	1.00%	1.00%	0.25%		0.25%		0.25%
Other Expenses (including transfer agency fees)(f)	0.36%	0.50%	0.35%	0.31%		0.50%		0.30%

Total Annual Fund Operating Expenses(g)	2.11%	2.25%	2.10%	1.31%		1.50%		1.30%

#	On or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares. With respect to conversion of Class B shares on or about April 14, 2003, Class B shares of Global Growth will convert to Class A shares of Global Growth approximately eight years after initial purchase. See note (b) below.
*	The expenses for the Combined Fund represent the estimated annualized expenses assuming Global Growth had acquired the assets and assumed the liabilities of Global Holdings as of August 31, 2002.
(a)	In addition, certain securities dealers or other financial intermediaries may charge a fee to process a purchase on sale or shares. For example, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)	Class B shares of Global Growth and Global Holdings automatically convert to Class D shares of Global Growth and Class A shares of Global Holdings, respectively, approximately eight years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	Stockholders may pay a deferred sales charge upon purchases of $1 million or more that are redeemed within one year.
(e)	The Funds call the “Service Fe an “Ace”count Maintenance Fee.” For stockholders who hold Class B or Class C shares over time, it may cost such stockholders more in distribution and account maintenance (12b-1) fees than the maximum sales charge that stockholders would have paid if such stockholders held one of the other classes of shares.
(f)	Financial Data Services, Inc., an affiliate of FAM and MLIM, provides transfer agency services to each Fund. Each Fund pays a fee for these services. FAM or its affiliates also provide certain accounting services to Global Holdings and Global Holdings reimburses FAM or its affiliates for such services. MLIM or its affiliates also provide certain accounting services to Global Growth and Global Growth reimburses MLIM or its affiliates for such services.
(g)	Set forth in the table below, for each class of shares outstanding as of January 31, 2003, are the operating expense ratio for each class of shares of Global Growth and Global Holdings and the estimated pro forma operating expense ratio for the Combined Fund, .

	Overall Operating Expense Ratio
	Actual		Pro Forma
Class of Shares	Global Growth	Global Holdings	Global Growth Combined Fund

Global Growth Class A, Global Holdings Class I and Combined Fund Class A	1.24%	1.43%	1.22%
Class B	2.24%	2.43%	2.22%
Class C	2.24%	2.43%	2.22%
Global Growth Class D, Global Holdings Class A and Combined Fund Class D	1.49%	1.68%	1.47%

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Examples:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A and Class I

Global Growth (Class A)*	$627	$845	$1,079	$1,751
Global Holdings (Class I)	$646	$901	$1,175	$1,957
Combined Fund (Class A)†*	$626	$842	$1,074	$1,740

Class B

Global Growth	$612	$955	$1,324	$2,229	**
Global Holdings	$628	$1,003	$1,405	$2,396	**
Combined Fund†	$611	$952	$1,319	$2,219	**

Class C

Global Growth	$314	$661	$1,134	$2,441
Global Holdings	$328	$703	$1,205	$2,585
Combined Fund†	$313	$658	$1,129	$2,431

Class D and Class A

Global Growth (Class D)*	$651	$918	$1,205	$2,021
Global Holdings (Class A)	$670	$974	$1,300	$2,222
Combined Fund (Class D)†*	$650	$915	$1,200	$2,010

†	Assumes the Reorganization had taken place on August 31, 2002.
*	On or about April 14, 2003, it is anticipated that, with respect to Global Growth and the Combined Fund, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares.
**	Assumes conversion, approximately eight years after purchase, of Class B shares to Class D shares (Class A shares on or after April 14, 2003) for Global Growth and the Combined Fund and of Class B shares to Class A shares for Global Holdings, and the maximum contingent deferred sales charges (“CDSC “) on Class B shares is 4.00% and is reduced to 0% after six years.

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A and Class I

Global Growth (Class A)*	$627	$845	$1,079	$1,751
Global Holdings (Class I)	$646	$901	$1,175	$1,957
Combined Fund (Class A)†*	$626	$842	$1,074	$1,740

Class B

Global Growth	$212	$655	$1,124	$2,229	**
Global Holdings	$228	$703	$1,205	$2,396	**
Combined Fund†	$211	$652	$1,119	$2,219	**

Class C

Global Growth	$214	$661	$1,134	$2,441
Global Holdings	$228	$703	$1,205	$2,585
Combined Fund†	$213	$658	$1,129	$2,431

Class D and Class A

Global Growth (Class D)*	$651	$918	$1,205	$2,021
Global Holdings (Class A)	$670	$974	$1,300	$2,222
Combined Fund (Class D)†*	$650	$915	$1,200	$2,010

†	Assumes the Reorganization had taken place on August 31, 2002.
*	On or about April 14, 2003, it is anticipated that, with respect to Global Growth and the Combined Fund, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares.
**	Assumes conversion, approximately eight years after purchase, of Class B shares to Class D shares (Class A shares on or after April 14, 2003) for Global Growth and the Combined Fund and of Class B shares to Class A shares for Global Holdings.

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The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a Global Holdings or Global Growth stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by the Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization” and “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

Global Growth	Global Growth was incorporated under Maryland law on August 4, 1997. Global Growth is a diversified, open-end management investment company.

As of January 31, 2003, Global Growth had aggregate net assets of approximately $553.8 million.

Global Holdings	Global Holdings was organized under Maryland law on March 7, 1984 under the name Merrill Lynch World Fund, Inc. On March 29, 1984, Global Holdings’ name was changed to Merrill Lynch International Holdings, Inc. On October 21, 1994, the name was changed to Merrill Lynch Global Holdings, Inc. On April 1, 2000, the name was changed to Mercury Global Holdings, Inc. Global Holdings is a diversified, open-end management investment company.

As of January 31, 2003, Global Holdings had aggregate net assets of approximately $83.5 million.

Comparison of the Funds	Investment Objectives. The Funds have similar, though not identical, investment objectives. The investment objective of Global Holdings is to seek high total investment return. The investment objective of Global Growth is to seek long term growth of capital. Each Fund is an open-end management investment company registered under the Investment Company Act.

Investment Policies. Global Holdings seeks to achieve its objective through worldwide investment in an internationally diversified portfolio of securities. Global Holdings utilizes a fully managed investment policy that permits it to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of economic and market trends throughout the world. Global Growth seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

Global Holdings invests in a diversified international portfolio of securities of companies located throughout the world with no prescribed limits on geographic asset distribution. Global Holdings invests in different types of equity, debt and convertible securities depending on global trends and developments. Currently, investment emphasis is placed on equity securities or securities convertible into equity securities of companies that Fund

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management believes will have above average earnings growth. Global Holdings may invest in companies of any size but emphasizes common stock of companies having a medium to large stock market capitalization ($500 million or more). However, Global Holdings may switch its emphasis to debt securities or non-convertible preferred stocks if prevailing market or economic conditions warrant, and the switch provides Global Holdings the opportunity for the highest total investment return consistent with its investment objective. Accordingly, while investment emphasis is currently on equity securities, substantial portions of Global Holdings’ assets may be invested in debt or convertible securities. As a temporary defensive measure and to provide for redemptions, Global Holdings may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short term securities, including money market securities without limitations.

Global Holdings may also invest in debt securities although it currently does not emphasize such investments. Although Global Holdings expects its investments in debt securities to be primarily in investment grade securities, Global Holdings has no established rating criteria for the debt securities in which it may invest and can invest in high yield or “junk” bonds or distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest at the time of acquisition by Global Holdings or are rated in the lower rating categories (Ca or lower by Moody’s Investors Service, Inc. and CC or lower by Standard & Poor’s) or which, if unrated, are in the judgment of Fund management of equivalent quality.

Generally, Global Growth invests at least 65% of its total assets in common stocks of companies from at least three different countries. Global Growth emphasizes companies that have experienced above average growth rates in earnings. Fund management believes that companies that possess above average earnings growth frequently provide the opportunity for above average stock market returns. In selecting securities, Global Growth emphasizes companies with medium to large stock market capitalizations ($2 billion or more). However, Global Growth may invest in some companies with lower market capitalizations. Global Growth may invest in convertible securities, preferred stock and rights offerings. Global Growth normally invests a portion of its assets in short term debt securities such as commercial paper. Global Growth also may invest, without limitation, in short term debt securities when it is unable to find enough attractive long term investments and to reduce exposure to common stock on a temporary basis. Investments in short term debt

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securities also may be used to meet redemptions. Global Growth may also invest its uninvested cash balances in affiliated money market funds. Global Growth may also lend its portfolio securities.

Each Fund may use derivatives for hedging purposes. Each Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers, illiquid securities, restricted securities, Rule 144A securities and when issued securities, delayed delivery securities and forward commitments. Global Growth also may invest in warrants and enter into standby commitment agreements. Global Holdings also may invest in junk bonds, distressed securities, sovereign debt and indexed securities.

The Funds have the following additional policies, which are substantially similar:

Investment Restrictions. Each Fund, as a fundamental restriction, may borrow from banks in an amount up to 33 1/3% of its total assets. In addition, under the non-fundamental restriction, the Funds may borrow only from banks as a temporary measure for extraordinary or emergency purposes.

Each Fund has a fundamental policy prohibiting concentration in any one industry. That is, neither Fund may invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government, its agencies and instrumentalities).

Portfolio Management. MLIM serves as the manager to Global Growth, and Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser to Global Growth. FAM serves as the investment adviser to Global Holdings, and Funds Asset Management UK (“FAM UK”) acts as sub-adviser to Global Holdings.

Lawrence A. Fuller and Thomas L. Burke act as portfolio managers for both Global Growth and Global Holdings.

Advisory Fees. Pursuant to a management agreement between MLIM and Global Growth, the Fund pays MLIM a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund not exceeding $1.5 billion and 0.725% of the average daily net assets in excess of $1.5 billion. Pursuant to an investment advisory agreement between FAM and Global Holdings, the Fund pays FAM a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund.

Class Structure. Global Growth offers five classes of shares. Global Growth currently issues Class A, Class B, Class C, Class D and Class R shares under the Merrill Lynch Select PricingSM System. Global Holdings offers four classes of shares. Global Holdings issues Class I, Class B, Class C and Class A shares. Class A, Class B, Class C and Class D shares issued by Global Growth are substantially similar in all material respects to Class I,

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Class B, Class C and Class A shares issued by Global Holdings, respectively, except that such shares represent ownership interests in a different investment portfolio; moreover, on or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares and as a result, Global Holdings stockholders will receive shares of Global Growth with the identical class designation in the Reorganization. Global Growth will not issue any Class R shares in connection with the Reorganization. See “Comparison of the Funds—Purchase of Shares” and “—Additional Information—Stockholder Services.”

Overall Operating Expense Ratio. The table below shows the operating expense ratio for each class of shares of Global Growth and Global Holdings as of August 31, 2002 and, assuming the Reorganization had taken place on August 31, 2002, the estimated pro forma annualized operating expense ratio for each class of shares of the Combined Fund (in each case, including class specific distribution fees and account maintenance fees with respect to Global Growth, Global Holdings and the Combined Fund).
	Overall Operating Expense Ratio
	Actual		Pro Forma
Class of Shares	Global Growth	Global Holdings	Global Growth Combined Fund
Class A* of Global Growth and Combined Fund and Class I of Global Holdings	1.06%	1.25%	1.05%
Class B	2.09%	2.25%	2.08%
Class C	2.11%	2.25%	2.10%
Class D* of Global Growth and Combined Fund and Class A of Global Holdings	1.31%	1.50%	1.30%

*	On or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares.

The table below shows the operating expense ratio for each class of shares of Global Growth and Global Holdings as of January 31, 2003 and, assuming the Reorganization had taken place on January 31, 2003, the estimated pro forma annualized operating expense ratio for each class of shares of the Combined Fund (in each case, including case specific distribution fees and account maintenance fees with respect to Global Growth, Global Holdings and the Combined Fund).

9

	Overall Operating Expense Ratio
	Actual		Pro Forma
Class of Shares	Global Growth	Global Holdings	Global Growth Combined Fund
Class A* of Global Growth and Combined Fund and Class I of Global Holdings	1.24%	1.43%	1.22%
Class B	2.24%	2.43%	2.22%
Class C	2.24%	2.43%	2.22%
Class D* of Global Growth and Combined Fund and Class A of Global Holdings	1.49%	1.68%	1.47%

*	On or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares.

See “Fee Tables” above.

Purchase of Shares. Shares of Global Growth are offered continuously for sale to the public in substantially the same manner as shares of Global Holdings. See “Comparison of the Funds—Purchase of Shares.”

Exchange Privileges. Stockholders of each class of shares of Global Growth have an exchange privilege with certain other funds utilizing the Merrill Lynch Select PricingSM System. This exchange privilege applies to over 55 Merrill Lynch mutual funds. Stockholders of each class of shares of Global Holdings have an exchange privilege with certain other Mercury mutual funds. This exchange privilege applies to approximately ten Mercury mutual funds.

Redemption of Shares. The redemption procedures for shares of Global Growth are the same as the redemption procedures for shares of Global Holdings. For purposes of computing any CDSC that may be payable upon disposition of shares of Global Growth distributed to stockholders of Global Holdings in the Reorganization, the holding period of Global Holdings shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the shares of Global Growth distributed in the Reorganization. See “Comparison of the Funds—Redemption of Shares.” Class B shares of the Combined Fund received in return for Class B shares of Global Holdings purchased prior to June 1, 2001 will continue to be subject to the four-year CDSC schedule in effect prior to June 1, 2001. Class B shares of the Combined Fund received in return for Class B shares of Global Holdings purchased on or after June 1, 2001 will be subject to the six-year CDSC schedule currently in effect. Class B shares of the Combined Fund

10

purchased on or after June 1, 2001 also will be subject to the six-year CDSC schedule currently in effect. See “Comparison of the Funds—Redemption of Shares.”

Dividends. The policies of Global Holdings with respect to the payment of dividends are substantially the same as those of Global Growth. See “Comparison of the Funds—Dividends.”

Net Asset Value. Both Global Holdings and Global Growth determine net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Both Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of each Fund are substantially the same. See “Comparison of the Funds—Additional Information—Capital Stock.”

Other Significant Considerations. Stockholder services available to Global Holdings stockholders, such as providing the annual and semi-annual reports, are the same as those available to Global Growth stockholders. See “Comparison of the Funds—Additional Information—Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. These plans are identical. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.”

Tax Considerations	Global Growth and Global Holdings will receive an opinion of counsel to the effect that, among other things, neither Global Growth nor Global Holdings will recognize gain or loss in the Reorganization, and Global Holdings stockholders will not recognize gain or loss upon the receipt of shares of Global Growth in the Reorganization. Consummation of the Reorganization is subject to the receipt of such an opinion. The Reorganization will not affect the status of Global Growth as a regulated investment company.

It is intended that Global Holdings stockholders will not be subject to Federal income tax on the receipt of Global Growth shares pursuant to the Reorganization. Under normal circumstances, a redemption or exchange of shares will generally result in a gain or loss depending on the stockholder’s basis in the shares redeemed or exchanged. Global Holdings stockholders should consult their tax advisers concerning the consequences of redeeming or exchanging their Fund shares for shares of another fund prior to the Reorganization as compared with exchanging their Fund shares for shares of Global Growth in the Reorganization.

See “The Reorganization—Tax Consequences of the Reorganization.”

11

RISK FACTORS AND SPECIAL CONSIDERATIONS

Both Global Growth and Global Holdings currently emphasize investments in equity securities. Consequently, many of the investment risks associated with an investment in Global Growth are substantially similar to the investment risks associated with an investment in Global Holdings. The investment risks associated with an investment in Global Growth also will apply to an investment in the Combined Fund after the Reorganization.

While under normal circumstances Global Growth may invest up to 35% of its net assets in commercial paper or other short-term debt securities, Global Holdings may switch its investment emphasis to debt securities with no maximum duration or minimum rating criteria. Therefore, the principal difference in risk between the Funds is that because Global Holdings has no established rating criteria for the debt securities in which it may invest and may invest in junk bonds and distressed securities, Global Holdings potentially may experience greater credit risk, such as loss of income and principal. Junk bonds and distressed securities also may be subject to greater call and redemption risks and are less liquid than higher rated debt securities.

The risk factors to which an investment in Global Growth is subject are set forth below and in the Global Growth Prospectus that accompanies this Proxy Statement and Prospectus under the caption “Details about the Fund—Investment Risks.” It is expected that the Reorganization itself will not adversely affect the rights of stockholders of any Fund or create additional risks.

Each Fund is subject to the following principal risks, except where otherwise noted:

Market Risk and Selection Risk. Each Fund is subject to market risk and selection risk. Market risk is the risk that a stock or bond market in one or more countries in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Growth Investing Style Risk. Each Fund follows an investment style that favors growth companies. This investment style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investment styles.

Foreign Market Risks. Since each Fund may invest in foreign securities, both Funds offer the potential for more diversification than a fund that invests only in the United States, because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. Such investments, however, involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk. Each Fund is subject to foreign economy risk. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in foreign markets also may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

12

Currency Risk. Securities in which each Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Certain Risks of Holding Fund Assets Outside the United States. Each Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Borrowing and Leverage Risk. Each Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowings may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund’s return. Certain securities that a Fund buys may create leverage including, for example, when issued securities, forward commitments, options and warrants.

Securities Lending. Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Risks associated with certain types of securities in which each Fund may invest include:

Convertibles. Each Fund may invest in convertible securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a

13

convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Derivatives. Each Fund may use derivative instruments including futures, forwards and options. In addition, Global Holdings may use indexed securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk, associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments), that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risk associated with other Fund holdings. While hedging can reduce losses, it also can reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Neither Fund is required to use hedging and may choose not to do so. For additional risk factors associated with derivatives, see “Comparison of the Funds—Other Investment Policies and Practices—Additional Risk Factors Related to Derivatives.”

Depositary Receipts. Each Fund may invest in depositary receipts. A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) each evidence a similar ownership arrangement. A Fund also may invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipt.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities. Each Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities. Each Fund also may invest in Rule 144A securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may invest in when issued securities, delayed delivery securities and forward commitments. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its

14

delivery to such Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case a Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

An investment in Global Growth is subject to the additional risks described below, which are not applicable to an investment in Global Holdings.

Standby Commitment Agreements. Global Growth may invest in standby commitment agreements. Standby commitment agreements involve the risk that the security will lose value prior to its delivery to Global Growth. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case Global Growth has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

Warrants. A warrant gives Global Growth the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Global Growth has no obligation to exercise the warrant and buy the stock. A warrant has value only if Global Growth can exercise or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and Global Growth loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

An investment in Global Holdings is subject to the additional risks described below which are not applicable to an investment in Global Growth and will not be applicable to an investment in the Combined Fund.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Emerging Markets Risk. Some of the markets in which Global Holdings may invest are emerging markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those markets located in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measure of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets also may face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Call and Redemption Risk. A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond Global Holdings holds, Global Holdings may lose income and may have to invest the proceeds in bonds with lower yields.

Junk Bonds. As set forth above, junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Global Holdings’ management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for Global Holdings. The major risks associated with junk bond investments include the following:

15

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer development or the unavailability of additional financing.

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

Junk bonds are frequently ranked junior in claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the junk bonds, Global Holdings may have to invest the proceeds in bonds with lower yields and may lose income.

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of Global Holdings’ portfolio securities than in the case of securities trading in a more liquid market.

Global Holdings may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Indexed Securities. Global Holdings may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. In addition, certain indexed securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages Global Holdings’ investment. Indexed securities are derivative securities and can be considered speculative. Indexed securities involve credit risk and certain indexed securities may involve leverage risk and liquidity risk.

Distressed Securities. Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or at risk of being in default. Distressed securities are speculative and involve substantial risks. Generally Global Holdings will invest in distressed securities when Global Holdings’ management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. Global Holdings will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, Global Holdings’ principal may not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Sovereign Debt. Global Holdings may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the government entity’s debt position to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

16

COMPARISON OF THE FUNDS

Financial Highlights

Global Growth. The Financial Highlights table is intended to help you understand Global Growth’s financial performance for the periods shown. Certain information reflects financial results for a single Global Growth share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Global Growth (assuming reinvestment of all dividends). The information for Global Growth has been audited by Ernst & Young LLP whose report, along with Global Growth’s financial statements, is included in the Global Growth Annual Report. The Global Growth Annual Report accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A#
	For the Year Ended August 31,				For the Period October 31, 1997† to August 31,
	2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:##
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.48	$ 18.01	$ 13.55	$ 10.78	$ 10.00

Investment income (loss) — net	— ††‡	.03 ††	(.02 )††	.11 ††	.06
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(2.48)	(6.65)	5.51	2.93	.72

Total from investment operations	(2.48)	(6.62)	5.49	3.04	.78

Less distributions from:
Realized gain on investments — net	—	(.59)	—	(.18)	—
In excess of realized gain on investments — net	—	(1.32)	(1.03)	(.09)	—

Total distributions	—	(1.91)	(1.03)	(.27)	—

Net asset value, end of period	$ 7.00	$ 9.48	$ 18.01	$ 13.55	$ 10.78

Total Investment Return:**
Based on net asset value per share	(26.16)%	(39.39)%	41.47%	28.46%	7.80	%‡‡

Ratios to Average Net Assets:
Expenses	1.06%	.93%	.87%	.90%	.98	%*

Investment income (loss) — net	.04%	.25%	(.09)%	.88%	1.00	%*

Supplemental Data:
Net assets, end of period (in thousands)	$55,525	$155,922	$288,517	$171,140	$80,525

Portfolio turnover	105.73%	126.37%	75.48%	46.91%	29.67%

#	On or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares.
##	Since the inception date for Class R shares was January 1, 2003, information with respect to Class R shares is not included.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
‡	Amount is less than $.01 per share.
‡‡	Aggregate total investment return.

17

Global Growth — Financial Highlights (continued)

	Class B
	For the Year Ended August 31,				For the Period October 31, 1997† to August 31,
	2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:##
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.35	$ 17.75	$ 13.39	$ 10.68	$ 10.00

Investment income (loss) — net	(.08 )††	(.10 )††	(.18 )††	(.03 )††	—	‡
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(2.44)	(6.56)	5.44	2.92	.68

Total from investment operations	(2.52)	(6.66)	5.26	2.89	.68

Less distributions from:
Realized gain on investments — net	—	(.54)	(.90)	(.18)	—
In excess of realized gain on investments — net	—	(1.20)	—	— ‡	—

Total distributions	—	(1.74)	(.90)	(.18)	—

Net asset value, end of period	$ 6.83	$ 9.35	$ 17.75	$ 13.39	$ 10.68

Total Investment Return:**
Based on net asset value per share	(26.95)%	(40.01)%	40.04%	27.27%	6.80	%‡‡

Ratios to Average Net Assets:
Expenses	2.09%	1.95%	1.88%	1.91%	1.99	%*

Investment income (loss) — net	(.99)%	(.77)%	(1.11)%	(.27)%	.05	%*

Supplemental Data:
Net assets, end of period (in thousands)	$456,393	$1,046,889	$2,293,020	$1,677,022	$1,261,129

Portfolio turnover	105.73%	126.37%	75.48%	46.91%	29.67%

##	Since the inception date for Class R shares was January 1, 2003, information with respect to Class R shares is not included.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
‡	Amount is less than $.01 per share.
‡‡	Aggregate total investment return.

18

Global Growth — Financial Highlights (continued)

	Class C
	For the Year Ended August 31,				For the Period October 31, 1997† to August 31,
	2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:##
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.36	$ 17.76	$ 13.39	$ 10.68	$ 10.00

Investment income (loss) — net	(.08 )††	(.10 )††	(.19 )††	(.04 )††	—	‡
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(2.45)	(6.56)	5.45	2.93	.68

Total from investment operations	(2.53)	(6.66)	5.26	2.89	.68

Less distributions from:
Realized gain on investments — net	—	(.54)	(.89)	(.18)	—
In excess of realized gain on investments — net	—	(1.20)	—	—	—

Total distributions	—	(1.74)	(.89)	(.18)	—

Net asset value, end of period	$ 6.83	$ 9.36	$ 17.76	$ 13.39	$ 10.68

Total Investment Return:**
Based on net asset value per share	(27.03)%	(39.97)%	40.05%	27.23%	6.80	%‡‡

Ratios to Average Net Assets:
Expenses	2.11%	1.96%	1.89%	1.92%	1.99	%*

Investment income (loss) — net	(.99)%	(.78)%	(1.12)%	(.30)%	.04	%*

Supplemental Data:
Net assets, end of period (in thousands)	$95,117	$197,356	$423,800	$302,247	$249,208

Portfolio turnover	105.73%	126.37%	75.48%	46.91%	29.67%

##	Since the inception date for Class R shares was January 1, 2003, information with respect to Class R shares is not included.
*	Annualized. ** Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
‡	Amount is less than $.01 per share.
‡‡	Aggregate total investment return.

19

Global Growth — Financial Highlights (continued)

	Class D#
	For the Year Ended August 31,				For the Period October 31, 1997† to August 31,
	2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:##
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.44	$ 17.95	$ 13.51	$ 10.75	$ 10.00

Investment income (loss) — net	(.02 )††	— ††‡	(.06 )††	.07 ††	.07
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(2.47)	(6.64)	5.50	2.94	.68

Total from investment operations	(2.49)	(6.64)	5.44	3.01	.75

Less distributions from:
Realized gain on investments — net	—	(.58)	(1.00)	(.18)	—
In excess of realized gain on investments — net	—	(1.29)	—	(.07)	—

Total distributions	—	(1.87)	(1.00)	(.25)	—

Net asset value, end of period	$ 6.95	$ 9.44	$ 17.95	$ 13.51	$ 10.75

Total Investment Return:**
Based on net asset value per share	(26.38)%	(39.58)%	41.18%	28.21%	7.50	%‡‡

Ratios to Average Net Assets:
Expenses	1.31%	1.18%	1.12%	1.14%	1.22	%*

Investment income (loss) — net	(.18)%	(.001)%	(.35)%	.51%	.82	%*

Supplemental Data:
Net assets, end of period (in thousands)	$130,310	$240,027	$511,367	$301,552	$212,274

Portfolio turnover	105.73%	126.37%	75.48%	46.91%	29.67%

#	On or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares.
##	Since the inception date for Class R shares was January 1, 2003, information with respect to Class R shares is not included.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of operations.
††	Based on average shares outstanding.
‡	Amount is less than $.01 per share.
‡‡	Aggregate total investment return.

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Global Holdings. The Financial Highlights table is intended to help you understand Global Holdings’ financial performance for each of its past five fiscal years. Certain information reflects results for a single Global Holdings share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Global Holdings (assuming reinvestment of all dividends). The information for each of Global Holdings’ last five fiscal years has been audited by Deloitte & Touche LLP whose report, along with Global Holdings’ financial statements, is included in the Global Holdings Annual Report. The Global Holdings Annual Report is available upon request.

The following per share data and ratios have been derived from information provided in the financial statements:

	Class I1
	For the Year Ended November 30,
	2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$ 6.98	$ 11.55	$ 17.18	$ 14.73	$ 15.05

Investment income (loss) — net†	(.01)	— ††	(.06)	.06	(.02)
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(1.77)	(2.02)	(.90)	4.60	1.46

Total from investment operations	(1.78)	(2.02)	(.96)	4.66	1.44

Less dividends and distributions:
In excess of investment income — net	—	—	(.02)	—	—
Realized gain on investments — net	—	(2.55)	(4.65)	(2.21)	(1.76)
In excess of realized gain on investments — net	—	— ††	—	—	—

Total dividends and distributions	—	(2.55)	(4.67)	(2.21)	(1.76)

Net asset value, end of year	$ 5.20	$ 6.98	$ 11.55	$ 17.18	$ 14.73

Total Investment Return:*
Based on net asset value per share	(25.50)%	(22.63)%	(10.08)%	36.20%	11.41%

Ratios to Average Net Assets:
Expenses, net of reimbursement	1.29%	1.20%	1.06%	1.28%	1.39%

Expenses	1.29%	1.20%	1.31%	1.38%	1.39%

Investment income (loss) — net	(.12)%	.03%	(.40)%	.44%	(.11)%

Supplemental Data:
Net assets, end of year (in thousands)	$84,684	$132,568	$212,549	$260,168	$254,472

Portfolio turnover	158.49%	107.72%	68.45%	110.82%	35.59%

1	Prior to April 1, 2000, Class I shares were designated Class A shares.
*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Amount is less than $.01 per share.

21

Global Holdings — Financial Highlights (continued)

	Class B
	For the Year Ended November 30,
	2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$ 6.20	$10.47	$ 15.95	$ 13.95	$ 14.31

Investment loss — net†	(.06)	(.07)	(.19)	(.07)	(.15)
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(1.57)	(1.81)	(.77)	4.28	1.39

Total from investment operations	(1.63)	(1.88)	(.96)	4.21	1.24

Less distributions:
Realized gain on investments — net	—	(2.39)	(4.52)	(2.21)	(1.60)
In excess of realized gain on investments — net	—	— ††	—	—	—

Total distributions	—	(2.39)	(4.52)	(2.21)	(1.60)

Net asset value, end of year	$ 4.57	$ 6.20	$ 10.47	$ 15.95	$ 13.95

Total Investment Return:*
Based on net asset value per share	(26.29)%	(23.44)%	(10.99)%	34.80%	10.32%

Ratios to Average Net Assets:
Expenses, net of reimbursement	2.33%	2.24%	2.07%	2.32%	2.44%

Expenses	2.33%	2.24%	2.32%	2.41%	2.44%

Investment loss — net	(1.18)%	(1.00)%	(1.43)%	(.56)%	(1.10)%

Supplemental Data:
Net assets, end of year (in thousands)	$2,366	$6,381	$12,853	$19,873	$24,148

Portfolio turnover	158.49%	107.72%	68.45%	110.82%	35.59%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Amount is less than $.01 per share.

22

Global Holdings — Financial Highlights (continued)

	Class C
	For the Year Ended November 30,
	2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$ 6.10	$10.37	$15.86	$13.88	$14.28

Investment loss — net†	(.06)	(.07)	(.19)	(.08)	(.16)
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(1.54)	(1.77)	(.76)	4.27	1.39

Total from investment operations	(1.60)	(1.84)	(.95)	4.19	1.23

Less distributions:
Realized gain on investments — net	—	(2.43)	(4.54)	(2.21)	(1.63)
In excess of realized gain on investment — net	—	— ††	—	—	—

Total distributions	—	(2.43)	(4.54)	(2.21)	(1.63)

Net asset value, end of year	$ 4.50	$ 6.10	$10.37	$15.86	$13.88

Total Investment Return:*
Based on net asset value per share	(26.23)%	(23.39)%	(11.01)%	34.84%	10.21%

Ratios to Average Net Assets:
Expenses, net of reimbursement	2.34%	2.24%	2.09%	2.32%	2.46%

Expenses	2.34%	2.24%	2.34%	2.41%	2.46%

Investment loss — net	(1.17)%	(1.03)%	(1.42)%	(.60)%	(1.08)%

Supplemental Data:
Net assets, end of year (in thousands)	$ 559	$1,086	$1,361	$1,220	$1,061

Portfolio turnover	158.49%	107.72%	68.45%	110.82%	35.59%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Amount is less than $.01 per share.

23

Global Holdings — Financial Highlights (concluded)

	Class A1
	For the Year Ended November 30,
	2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$ 6.89	$ 11.41	$ 17.02	$ 14.65	$ 14.97

Investment income (loss) — net†	(.02)	(.02)	(.09)	.03	(.05)
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(1.76)	(1.98)	(.88)	4.55	1.46

Total from investment operations	(1.78)	(2.00)	(.97)	4.58	1.41

Less distributions:
Realized gain on investments — net	—	(2.52)	(4.64)	(2.21)	(1.73)
In excess of realized gain on investments — net	—	— ††	—	—	—

Total distributions	—	(2.52)	(4.64)	(2.21)	(1.73)

Net asset value, end of year	$ 5.11	$ 6.89	$ 11.41	$ 17.02	$ 14.65

Total Investment Return:*
Based on net asset value per share	(25.83)%	(22.73)%	(10.31)%	35.80%	11.19%

Ratios to Average Net Assets:
Expenses, net of reimbursement	1.54%	1.45%	1.31%	1.53%	1.64%

Expenses	1.54%	1.45%	1.56%	1.62%	1.64%

Investment income (loss) — net	(.37)%	.24%	(.64)%	.19%	(.38)%

Supplemental Data:
Net assets, end of year (in thousands)	$5,582	$10,263	$9,955	$10,186	$7,882

Portfolio turnover	158.49%	107.72%	68.45%	110.82%	35.59%

1	Prior to April 1, 2000, Class A shares were designated Class D shares.
*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Amount is less than $.01 per share.

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Investment Objective and Policies

The Funds have similar, though not identical, investment objectives. The investment objective of Global Holdings is to seek high total investment return through worldwide investment in an internationally diversified portfolio of securities. The investment objective of Global Growth is to seek long term growth of capital. Each Fund is an open-end management investment company registered under the Investment Company Act. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without a vote of a majority of the Fund’s outstanding shares. No assurance can be given that the Combined Fund will achieve its investment objective after the Reorganization.

Global Holdings seeks to achieve its investment objective by utilizing a fully managed investment policy that permits it to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of economic and market trends throughout the world. Accordingly, investments may be shifted among the various capital markets of the world and among different types of equity, debt and convertible securities depending upon management’s outlook with respect to prevailing trends and developments. Fund management believes that, based upon past performance, an internationally diversified portfolio offers the possibility of a higher expected return than a portfolio comprised of securities from one securities market.

Global Holdings invests in a diversified international portfolio of securities of companies located throughout the world with no prescribed limits on geographic asset distribution. Global Holdings invests in different types of equity, debt and convertible securities depending on global trends and developments. In making the allocation of assets among the securities markets, the Fund will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Currently, investment emphasis is placed on equity securities or securities convertible into equity securities of companies that Fund management believes will have above average earnings growth. Global Holdings may invest in companies of any size but emphasizes common stock of companies having a medium to large stock market capitalization ($500 million or more). However, Global Holdings may switch its emphasis to debt securities or non-convertible preferred stocks if prevailing market or economic conditions warrant, and the switch provides Global Holdings the opportunity for the highest total investment return consistent with its investment objective. Accordingly, while investment emphasis is currently on equity securities, substantial portions of Global Holdings’ assets may be invested in debt or convertible securities.

Global Holdings may also invest in debt securities although it currently does not emphasize such investments. Although Global Holdings expects its investments in debt securities to be primarily in investment grade securities, Global Holdings has no established rating criteria for the debt securities in which it may invest and can invest in high yield or “junk” bonds or distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality. Distressed Securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest at the time of acquisition or are rated in the lower rating categories (Ca or lower by Moody’s Investors Service, Inc. and CC or lower by Standard & Poor’s) or which, if unrated, are in the judgment of Fund management of equivalent quality.

Global Growth will seek to achieve its investment objective by investing in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings. Fund management believes that companies that possess above average earnings growth frequently provide the opportunity for above average stock market returns. Generally, Global Growth invests at least 65% of its total assets in common stocks of companies from at least three different countries. In selecting securities, Global Growth emphasizes companies with medium to large stock market capitalizations ($2 billion or more) but may invest in some companies with lower market capitalizations. Global Growth also may invest in convertible securities, preferred stock and rights offerings. Global Growth normally invests a portion of its assets in short term debt securities such as commercial paper. Global Growth may employ a variety of techniques, including derivative investments, to hedge against market and currency risk, to enhance total return or to gain exposure to equity markets. Global Growth also may invest, without limitation, in short term debt securities when it is unable to find enough attractive long term investments and to reduce exposure to common stock on a temporary basis. Investments in short term debt securities also may be used to meet redemptions.

25

Other Investment Policies and Practices

Foreign Investment Risks. Each Fund is subject to foreign investment risks. The U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, such Fund would review its investment objective and investment policies to determine whether changes are appropriate.

Each Fund’s ability and decisions to purchase or sell foreign portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of each Funds are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See “Comparison of the Funds—Redemption of Shares.” Under present conditions, it is not believed that these considerations will have any significant effect on each Fund’s portfolio strategy, although there can be no assurance in this regard.

     Initital Public Offering Risk. Each Fund is subject to initial public offering risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and such Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

     Temporary Investments. Without limitation, each Fund reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short term securities including money market securities.

Depositary Receipts. Each Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Global Growth also may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Warrants. Global Growth may invest in warrants. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends on the underlying stock or to vote the underlying common stock. A warrant does not carry any right to the assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, Fund management will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock, among other things. Convertible securities are issued and traded in a number of securities markets. Even in cases where a

26

substantial portion of the convertible securities held by each Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described herein, each Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations. Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price for the underlying common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, such Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder that entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Each Fund may invest in securities that are not registered under the Securities Act, or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have

27

limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, each Fund may obtain access to material nonpublic information that may restrict such Fund’s ability to conduct portfolio transactions in such securities.

144A Securities. Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Each Board has determined to treat as liquid Rule 144A securities that either are freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by that Fund’s Board. Each Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. Each Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, each Board will carefully monitor the applicable Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund also may purchase or sell securities on a delayed delivery basis. Each Fund also may purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. Neither Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, such Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from any appreciation in the value of the security during the commitment period.

Securities Lending. Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, each Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Each Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, each Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the loaned securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates and to retain an affiliate of the Fund as lending agent. See “—Portfolio Transactions.”

Standby Commitment Agreements. Global Growth may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not

28

enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Repurchase Agreements and Purchase and Sales Contracts. Global Growth may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This insulates the Fund from market fluctuations during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions that (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund’s exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. The Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

Junk Bonds. Global Holdings may invest in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

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Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Distressed Securities. Global Holdings may invest in Distressed Securities. Distressed Securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Adviser of equivalent quality. Investment in Distressed Securities is speculative and involves significant risks.

The Fund will generally make such investments only when the Investment Adviser believes it is reasonably likely that the issuer of the distressed securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities; however, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment.

In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Sovereign Debt. Global Holdings may invest in sovereign debt. Investment in sovereign debt involves the risk that the government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Government entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/ or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, government entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a government entity, the Fund may have few or no effective legal remedies for collecting on such debt.

Derivatives

Each Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

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Hedging. Each Fund may use Derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it also can reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. This risk is known as “Correlation Risk.” Neither Fund is required to engage in hedging transactions and may choose not to do so. While the use of hedging strategies, if any, is intended to reduce volatility of the net asset value of a Fund’s shares, the net assets of the Fund’s shares will fluctuate. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or in equity, debt and currency markets occur. There can be no assurance that hedging transactions by a Fund, if any, will be effective.

Each Fund, as noted, may use Derivative instruments and trading strategies including the following:

Options on Securities and Securities Indices

Purchasing Put Options. Each Fund may purchase put options on securities held in its portfolio or on securities indices or interest rate indices that are correlated with securities held in its portfolio. When a Fund purchases a put option, in consideration for an up front payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits a Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and also may involve liquidity and credit risk.

Purchasing Call Options. Global Growth also may purchase call options on securities it intends to purchase or on securities indices or interest rate indices that are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and also may involve liquidity and credit risk.

The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

Writing Call Options. Each Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When a Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. A Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, a Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities

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beyond the exercise price, while the option remains outstanding. Writing a call option may involve Correlation Risk.

Writing Put Options. Global Growth also may write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options — for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”). Writing a put option may involve substantial leverage risks.

The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, the Fund will only write call or put options that are “covered.” A call or put option will be considered covered if the Fund has segregated assets with respect to such option. A call option also will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument that is immediately exercisable for, or convertible into, such security.

Types of Options. Each Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitation on the Use of OTC Derivatives” below.

Futures

Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

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The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. Each Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Each Fund also may hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures. Each Fund also may hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. Each Fund also may hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. Each Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and also may involve credit, leverage or liquidity risk.

Limitations on Currency Hedging. The Funds will not speculate in Currency Instruments. Accordingly, the Funds will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. Each Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the

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Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that a Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Funds will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

Additional Risk Factors related to Derivatives

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

Each Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, such Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity also may make it more difficult for a Fund to ascertain a market value for such instruments. Such Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

     Additional Limitations on the Use of Derivatives. Neither Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Investment in Other Investment Companies. Each Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Funds. In accordance with the Investment Company Act, each Fund may invest up to 10% of its total assets in securities of other investment companies. In

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addition, under the Investment Company Act each Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of each Fund’s total assets may be invested in securities of any investment company. Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases each Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of each Fund’s total assets at any time. If a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in such Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Suitability. The economic benefit of an investment in each Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on foreign securities, each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in foreign securities, including the risk of loss of principal.

Investment Restrictions

Other than as noted above, Global Growth and Global Holdings have substantially similar investment restrictions. For more information, please see the Global Growth Prospectus and Global Growth Statement.

Management

Investment Advisory Arrangements. MLIM serves as the Manager to Global Growth. FAM serves as the Investment Adviser to Global Holdings. Pursuant to a management agreement between MLIM and Global Growth, the Fund pays MLIM a monthly fee at an annual rate of 0.75% of the average daily net assets of the Fund not exceeding $1.5 billion and 0.725% of the average daily net assets in excess of $1.5 billion. Pursuant to an investment advisory agreement between FAM and Global Holdings, until April 1, 2000, the Fund paid FAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund, however, FAM voluntarily waived a portion of the fee so that FAM received a fee of 0.75% of the average daily net assets of the Fund. Under the revised investment advisory agreement between FAM and Global Holdings, the Fund has agreed to pay FAM a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund.

MLAM U.K. acts as sub-adviser to the Global Growth. FAM U.K. acts as sub-adviser to Global Holdings. Pursuant to separate sub-advisory agreements between MLIM and MLAM U.K., and FAM and FAM U.K., each Investment Adviser pays MLAM U.K. or FAM U.K., respectively, a fee for providing investment advisory services to the Investment Adviser with respect to the applicable Fund, in amounts to be determined from time to time by each Investment Adviser and MLAM U.K. and FAM U.K., respectively, but in no event in excess of the amount each Investment Adviser actually receives for providing services to the applicable Fund pursuant to its Investment Advisory Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England. The address of FAM U.K. is 33 King William Street, London EC4R 9AS, England.

Lawrence A. Fuller serves as portfolio manager for both Funds. Mr. Fuller has served as portfolio manager of Global Growth since October 1997, its commencement of operations, and was appointed portfolio manager of Global Holdings in March 1998. Thomas L. Burke has been an associate portfolio manager of Global Growth since 1997 and has been an associate portfolio manager of Global Holdings since 1998.

Purchase of Shares

The class structure and purchase and distribution procedures for shares of Global Holdings are substantially similar to Global Growth. Currently Global Growth offers five classes of shares, designated Class A, Class B, Class C, Class D and Class R shares. Global Holdings offers four classes of shares, designated Class I, Class B, Class C and Class A shares. The Class A, Class B, Class C and Class D shares issued by Global Growth are substantially similar in all material respects to the Class I, Class B, Class C and Class A shares issued by Global Holdings, respectively, except that such shares represent ownership interests in a different investment portfolio; moreover, on or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares. For a complete discussion

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of the classes of shares and the purchase and distribution procedures related thereto see “Your Account—Merrill Lynch Select PricingSM System,” “—Participation in Fee-Based Programs” and “—How to Buy, Sell, Transfer and Exchange Shares” in the Global Growth Prospectus.

Redemption of Shares

The procedure for redeeming shares of Global Growth is the same as the procedure for redeeming shares of Global Holdings. For purposes of computing any CDSC that may be payable upon disposition of shares of Global Growth acquired by Global Holdings stockholders in the Reorganization, the holding period of Global Holdings shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the shares of Global Growth acquired in the Reorganization. Class B shares of the Combined Fund received in return for Class B shares of Global Holdings purchased prior to June 1, 2001 will continue to be subject to the four-year CDSC schedule in effect prior to June 1, 2001. Class B shares of the Combined Fund received in return for Class B shares of Global Holdings purchased on or after June 1, 2001 will be subject to the six-year CDSC schedule currently in effect. Class B shares of the Combined Fund purchased on or after June 1, 2001 also will be subject to the six-year CDSC schedule currently in effect. See “Your Account—Merrill Lynch Select PricingSM System,” “—Participation in Fee-Based Programs” and “—How to Buy, Sell, Transfer and Exchange Shares” in the Global Growth Prospectus.

Performance

General. The following tables provide performance information for Class A, Class B, Class C and Class D shares of Global Growth and each class of shares of Global Holdings, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance. More performance information, including a comparison to a broad-based securities index, is available in the Global Growth Prospectus, the Global Holdings Prospectus, the Global Growth Annual Report and the Global Holdings Annual Report.

Global Growth

	Class A Shares*	Class B Shares	Class C Shares	Class D Shares*
Period	Average Annual Total Return††
One Year Ended December 31, 2002	-34.08%	-33.82%	-31.75%	-34.20%
Five Years Ended December 31, 2002	-4.96%	-5.19%	-4.89%	-5.18%
Inception to December 31, 2002†	-4.79%	-4.89%	-4.75%	-5.00%

	Average Annual Total Return After Taxes on Distributions††
One Year Ended December 31, 2002	-34.08%	-33.82%	-31.75%	-34.20%
Five Years Ended December 31, 2002	-6.21%	-6.27%	-5.95%	-6.38%
Inception to December 31, 2002†	-5.99%	-5.93%	-5.78%	-6.17%

	Average Annual Total Return After Taxes on Distributions and Redemptions††
One Year Ended December 31, 2002	-20.92%	-20.76%	-19.49%	-21.00%
Five Years Ended December 31, 2002	-3.77%	-3.88%	-3.65%	-3.93%
Inception to December 31, 2002†	-3.64%	-3.66%	-3.55%	-3.79%

#	On or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares.
†	Inception date of Class A, Class B, Class C and Class D shares is October 31, 1997.
††	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.00% and is reduced to 0% after 6 years. Class C shares are subject to a 1.00% CDSC for one year.

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Global Holdings

	Class I Shares	Class B Shares	Class C Shares	Class A Shares
Period	Average Annual Total Return††
One Year Ended December 31, 2002	-32.34%	-32.12%	-30.03%	-32.46%
Five Years Ended December 31, 2002	-6.52%	-6.64%	-6.49%	-6.75%
Ten years or since Inception to December 31, 2002†	1.75%	1.26%	-1.13%	-0.98%

	Average Annual Total Return After Taxes on Distributions††
One Year Ended December 31, 2002	-32.34%	-32.12%	-30.03%	-32.46%
Five Years Ended December 31, 2002	-9.31%	-9.51%	-9.39%	-9.52%
Ten years or since Inception to December 31, 2002†	-0.75%	-1.17%	-3.88%	-3.68%

	Average Annual Total Return After Taxes on Distributions and Redemptions††
One Year Ended December 31, 2002	-19.86%	-19.72%	-18.44%	-19.93%
Five Years Ended December 31, 2002	-4.05%	-3.94%	-3.83%	-4.20%
Ten years or since Inception to December 31, 2002†	1.76%	1.54%	-0.23%	-0.26%

†	Class I shares commenced operations on July 2, 1984. Class B shares commenced operations on October 21, 1988. Class C and Class A shares commenced operations on October 21, 1994. Prior to April 1, 2000, Class I shares were designated as Class A shares and Class A shares were designated as Class D shares.
††	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class I and Class A shares is 5.25%. The maximum CDSC on Class B shares is 4.00% and is reduced to 0% after 6 years. Class C shares are subject to a 1.00% CDSC for one year.

As previously noted, Global Growth and Global Holdings share portfolio managers, and as of January 31, 2003, Global Growth and Global Holdings had a substantial overlap in portfolio holdings. The difference in performance between the two Funds for the year ended December 31, 2002 is in large part due to the fact that Global Holdings maintained a relatively higher percentage of its assets in short-term cash equivalents in anticipation of redemptions during that period.

Code of Ethics

The Boards of Global Growth and Global Holdings have approved a Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act that covers the Funds, MLIM, FAM, MLAM U.K., FAM U.K. and FAMD. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Stockholder Rights

Stockholders of Global Growth are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and any other matter submitted to a stockholder vote. Global Growth does not intend to hold annual or special meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of Global Growth require that a special meeting of stockholders be held on the written request of at least a majority of the outstanding shares of Global Growth entitled to vote at such meeting, if they comply with applicable Maryland law. Stockholders of Global Growth do not have cumulative voting rights with respect to the election of Directors or otherwise. Shares of Global Growth to be issued to Global Holdings stockholders in the Reorganization will be fully paid and non-assessable and will have no preemptive rights. Each share of Global Growth is entitled to participate equally in dividends and distributions declared by Global Growth and in its net assets of Global Growth upon liquidation or dissolution after satisfaction of outstanding liabilities. Rights attributable to shares of Global Holdings are similar to those described above.

Dividends

The policy of Global Holdings with respect to dividends is substantially identical to the policy of Global Growth. It is each Fund’s intention to distribute substantially all of its net investment income, if any. Dividends

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from such net investment income will be paid at least annually. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

Automatic Dividend Reinvestment Plan

Each Fund offers its stockholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Shareholder Services—Automatic Dividend Reinvestment Plan” in the Global Growth Statement.

After the Reorganization, a stockholder of Global Holdings who has elected to receive dividends in cash will receive dividends of the Combined Fund in cash; all other Global Holdings stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder’s election with respect to the dividends of Global Growth will control unless the stockholder specifically elects a different option at that time.

Automatic Investment Plan

Each Fund allows stockholders to purchase shares through an Automatic Investment Plan. After completion of the Reorganization, your Automatic Investment Plan instructions with respect to Global Holdings will be discontinued. To establish new instructions for the purchase of shares of Global Growth or of any other fund advised by MLIM or FAM (“MLIM/FAM-advised mutual fund”) through Global Growth’s Automatic Investment Plan, you should contact your Merrill Lynch Financial Advisor or contact Global Growth’s transfer agent, Financial Data Services, Inc. (“FDS”) at (800) 637-3863. If a shareholder has an Automatic Investment Plan in place with Global Growth, that plan will remain in effect after the Reorganization.

Systematic Withdrawal Program

Each Fund allows stockholders to redeem shares through a Systematic Withdrawal Program. After completion of the Reorganization, your Systematic Withdrawal Plan instructions with respect to Global Holdings will be discontinued. To establish new instructions for systematic withdrawals in connection with Global Growth or any other MLIM/FAM-advised mutual fund through Global Growth’s Systematic Withdrawal Plan, you should contact your Merrill Lynch Financial Advisor or contact FDS at (800) 637-3863. If a shareholder has a Systematic Withdrawal Plan in place with Global Growth, that plan will remain in effect after the Reorganization.

Tax Information

The tax consequences associated with an investment in shares of Global Holdings are substantially similar to the tax consequences associated with an investment in shares of Global Growth. See “Your Account — Dividends and Taxes” in the Global Growth Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for both Global Holdings and Global Growth. For a discussion of these procedures, see “Portfolio Transactions and Brokerage” in the Global Growth Statement.

Portfolio Turnover

The Investment Adviser of each Fund will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, economic or financial conditions. Global Growth’s portfolio turnover rates for the fiscal years ended August 31, 2001 and 2002 were 126.37% and 105.73% respectively. Global Holdings’ portfolio turnover rates for the fiscal years ended November 30, 2001 and 2002 were 107.72% and 158.49%, respectively. High portfolio turnover may result in negative tax consequences, such as an increase in ordinary income and/or capital gain dividends. High portfolio turnover also may involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

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Additional Information

Net Asset Value. Both Global Growth and Global Holdings determine net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. For a discussion of these procedures, see “Pricing of Shares—Determination of Net Asset Value” in the Global Growth Statement.

Stockholder Services. Each Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Funds. In addition, U.S. stockholders of each class of Global Growth have an exchange privilege with certain other funds utilizing the Merrill Lynch Select PricingSM System. This exchange privilege applies to over 55 Merrill Lynch mutual funds. Stockholder services available to stockholders of Global Holdings are generally the same as the stockholder services of Global Growth except that its stockholders have an exchange privilege with certain other Mercury mutual funds. This exchange privilege applies to approximately ten Mercury mutual funds. For a description of these services, see “Shareholder Services” in the Global Growth Statement.

Custodian. State Street Bank and Trust Company (“State Street”) acts as custodian of the cash and securities of Global Growth. The principal business address of State Street in such capacity is P.O. Box 351, Boston, Massachusetts 02101. JPMorgan Chase Bank acts as custodian of the cash and securities of Global Holdings. The principal business address of JPMorgan Chase Bank, in such capacity, is Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245. It is presently anticipated that State Street will serve as the custodian of the Combined Fund.

Accounting Services. Each Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund. Each Fund pays a fee for these services. Prior to January 1, 2001, MLIM or FAM provided accounting services to each Fund and was reimbursed by the Fund at its cost in connection with such services. MLIM or FAM continues to provide certain accounting services to each Fund and each Fund reimburses MLIM or FAM for the cost of these services.

The tables below show the amounts paid by each Fund to State Street and to MLIM or FAM, as applicable, for accounting services for the periods indicated:

Global Growth				Global Holdings
Fiscal year ended August 31,	Paid to State Street		Paid to MLIM	Fiscal year ended November 30,	Paid to State Street		Paid to MLIM/FAM
2002	$384,969		$ 45,178	2002	$87,647		$ 7,007
2001	$359,989	*	$140,689	2001	$70,371	*	$ 10,752
2000	N/A		$278,765	2000	N/A		$123,012**

*	Represents payments pursuant to the agreement between the applicable Fund and State Street commencing January 1, 2001.
**	Prior to April 1, 2000 MLIM, as investment adviser to Global Holdings, provided accounting services to the Fund and thereafter, FAM, as investment adviser provided such services.

Transfer Agent, Dividend Disbursing Agent and Stockholder Servicing Agent. FDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of the Investment Adviser, serves as the transfer agent, dividend disbursing agent and stockholder servicing agent with respect to each Fund (in such capacity, the “Transfer Agent”), at the same fee schedule, pursuant to separate Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with each Fund. Global Growth currently pays between $16.00 and $20.00 for each Class A or Class D stockholder account, between $19.00 and $23.00 for each Class B or Class C stockholder account, depending on the level of service required and $16.00 for each Class R stockholder account. Global Holdings currently pays between $16.00 and $20.00 for each Class I or Class A shareholder account and between $19.00 and $23.00 for each Class B or Class C stockholder account, depending on the level of service required. Each Fund also reimburses the Transfer Agents reasonable out-of-pocket expenses and pays a fee equal to 0.10% of account assets for certain accounts that participate in certain fee-based programs. The mailing address for FDS is P.O. Box 45289, Jacksonville, Florida 32232-5289. FDS will serve as the transfer agent, dividend disbursing agent and stockholder servicing agent for the Combined Fund.

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The tables below show the amounts paid by Global Growth and Global Holdings to the Transfer Agent for the periods indicated:

Global Growth		Global Holdings
Period	Transfer Agent Fee	Period	Transfer Agent Fee
Fiscal year ended August 31, 2002	$2,887,729	Fiscal year ended November 30, 2002	$250,101
Fiscal year ended August 31, 2001	$3,404,531	Fiscal year ended November 30, 2001	$365,352
Fiscal year ended August 31, 2000	$2,790,165	Fiscal year ended November 30, 2000	$366,563

*	During the fiscal years ended August 31, 2000 and the period September 1, 2000 to June 30, 2001, Global Growth paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher. The current rates became effective on July 1, 2001.
**	During the periods shown, Global Holdings paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher.

Capital Stock. Global Growth has an authorized capital of 900,000,000 shares, par value $.10 per share, divided into five classes, designated Class A, Class B, Class C, Class D and Class R Common Stock. Class A Common Stock consists of 100,000,000 authorized shares, Class B Common Stock consists of 300,000,000 authorized shares, Class C Common Stock consists of 100,000,000 authorized shares, Class D Common Stock consists of 100,000,000 authorized shares and Class R Common Stock consists of 300,000,000 authorized shares. On or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares. Global Holdings has an authorized capital of 400,000,000 shares, par value $.10 per share, divided into four classes, designated Class I, Class A, Class B and Class C Common Stock, each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the Class I, Class B, Class C and Class A shares of Global Holdings are substantially similar in all material respects to those of the Class A, Class B, Class C and Class D shares, respectively, of Global Growth.

Stockholder Inquiries. Stockholder inquiries with respect to Global Holdings and Global Growth may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), Global Growth will acquire substantially all of the assets of Global Holdings and assume substantially all of the liabilities of Global Holdings and will simultaneously distribute to Global Holdings shares of Global Growth. Such shares will then be distributed on a proportionate basis to the stockholders of Global Holdings in liquidation of Global Holdings. It is not presently anticipated that Global Growth will make sales of portfolio securities acquired in the Reorganization except in the ordinary course of business.

Generally, the assets transferred by Global Holdings to Global Growth will equal (a) all investments of Global Holdings held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan), and (b) all other assets owned directly or indirectly by Global Holdings as of such time.

Global Holdings will distribute the shares of Global Growth received by it pro rata to its stockholders in return for such stockholders’ proportional interests in Global Holdings. The shares of Global Growth received by Global Holdings stockholders will be of the corresponding class and have the same aggregate net asset value as each such stockholder’s interest in Global Holdings as of the Valuation Time. See “Your Account—How Shares are Priced” in the Global Growth Prospectus for information concerning the calculation of net asset value. The distribution of shares of Global Growth will be accomplished by the opening of new stockholder accounts on the stock ledger records of Global Growth in the amounts due the stockholders of Global Holdings, based on their respective holdings in Global Holdings as of the Valuation Time, including stockholders holding Global Holdings shares in certificate form, and transferring to each stockholder’s account shares of Global Growth representing such stockholder’s interest previously credited to the account of Global Holdings. Stockholders holding Global Holdings shares in certificate form may receive certificates representing the shares of Global Growth credited to their account in respect of such Global Holdings shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

Since the shares of Global Growth will be issued at net asset value and the shares of Global Holdings will be valued at net asset value for purposes of the Reorganization, the holders of shares of Global Holdings will not

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be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Global Holdings or Global Growth would hold a reduced percentage of ownership in the Combined Fund than he or she did in Global Holdings or Global Growth, respectively, prior to the Reorganization.

Procedure

The Board of Global Holdings, including all of the Board Members who are not “interested persons” of Global Holdings as defined in the Investment Company Act, approved the Agreement and Plan on April 2, 2002 and February 19, 2003. On April 11, 2002 and February 11, 2003 the Board of Global Growth, including all of the Board Members who are not “interested persons” of Global Growth as defined in the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Global Holdings stockholders for approval.

If the stockholders of Global Holdings approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable thereafter.

The Board of Global Holdings recommends that Global Holdings stockholders approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

Valuation of Assets and Liabilities. Full shares of common stock of Global Growth, and to the extent necessary, fractional shares of common stock of Global Growth, of an aggregate net asset value equal to the value of the assets of Global Holdings acquired, determined as hereinafter provided, shall be issued by Global Growth, in return for such assets of Global Holdings. The net asset value of Global Holdings and Global Growth shall be determined in accordance with the procedures described in the prospectuses of Global Growth and Global Holdings, respectively, in effect as of the Valuation Time. Such valuation and determination shall be made by Global Growth in cooperation with Global Holdings. On or about April 14, 2003, it is anticipated that, with respect to Global Growth, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares. Assuming such redesignation takes place, Global Growth shall issue its Class I, Class A, Class B and Class C shares to Global Holdings by the opening of a stockholder account (one in respect of each class) on the stock ledger of Global Growth registered in the name of Global Holdings. Because Global Holdings does not offer Class R shares, no Global Growth Class R shares shall be issued in the Reorganization. Global Holdings shall distribute shares of Global Growth to its stockholders as provided in the Agreement and Plan.

Distribution of Shares of Global Growth. On the next full business day following the Valuation Time (the “Closing Date”), Global Growth will issue to Global Holdings a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Global Holdings as of the Valuation Time. Each holder of Global Holdings shares will receive, in return for his or her proportionate interest in Global Holdings, shares of Global Growth of the corresponding class and having the same aggregate net asset value as the Global Holdings shares held by such stockholder as of the Valuation Time.

Expenses. The expenses of the Reorganization that are directly attributable to Global Holdings will be deducted from the assets of Global Holdings as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at the Meeting. The expenses of the Reorganization that are directly attributable to Global Growth will be paid for by MLIM. These expenses are expected to include the costs of printing sufficient copies of its Prospectus and its most recent Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including, but not limited to, expenses in connection with obtaining an opinion of counsel with respect to the tax consequences of the Reorganization, the preparation of the Agreement and Plan, legal fees, transfer agent fees and audit fees, will be borne equally by Global Holdings and MLIM (on behalf of Global Growth). The expenses of the Reorganization attributable to Global Holdings are currently estimated to be $139,600 and the expenses of the Reorganization attributable to Global Growth are currently estimated to be $113,700.

Required Approvals. Approval of the Reorganization requires, among other things, the affirmative vote of the stockholders of Global Holdings, voting together as a single class, representing two-thirds of the outstanding shares entitled to be voted thereon. The applicable Boards may agree to amend the Agreement and Plan to change

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the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Global Holdings. The Reorganization is also conditioned upon the receipt of certain regulatory approvals as well as an opinion of counsel relating to the tax-free treatment of the transaction.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Global Holdings to Global Growth, each Global Holdings stockholder will receive shares of Global Growth. In addition, Global Holdings will terminate its registration under the Investment Company Act and its incorporation under Maryland law by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland and will withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of Global Holdings and Global Growth pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective, approval of the Reorganization by Global Holdings stockholders, an opinion of counsel being received with respect to certain tax matters, opinions of counsel being received with respect to certain securities and other matters and the continuing accuracy of various representations and warranties of Global Holdings and Global Growth being confirmed by the respective parties.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after approval thereof by the Global Holdings stockholders, prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Global Holdings and Global Growth; (ii) by the Board of Global Holdings if any condition to Global Holdings’ obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Global Growth if any condition to Global Growth’s obligations has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders as a Result of the Reorganization

FAM and the Board of Global Holdings believes that stockholders of Global Holdings are likely to benefit from the Reorganization. Following the Reorganization, Global Holdings stockholders will remain invested in an open-end fund with the same portfolio managers and substantially the same investment objective and portfolio holdings. In addition, Global Holdings stockholders are likely to experience certain additional benefits, including a reduced overall operating expense ratio (on a pro forma basis) due to expected economies of scale and greater flexibility in portfolio management due to a larger combined asset base.

Specifically, after the Reorganization the pro forma operating expense ratio of the Combined Fund, as a percentage of its average net assets for the period ending August 31, 2002, is expected to be lower than the current operating expense ratio for Global Holdings. In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the operating expense ratio borne by Global Holdings stockholders.

The table below sets forth the total operating expense ratio of each Fund and the Combined Fund as of August 31, 2002, excluding any class specific distribution and account maintenance fees:

Fund	Average Net Assets for the Period ending August 31, 2002	Total Operating Expense Ratio
Global Holdings (unaudited)	$ 131,802,833	1.25%
Global Growth	$1,209,834,621	1.06%
Combined Fund (unaudited)	$1,341,637,454	1.05%

The following table sets forth (i) the net assets of Global Growth as of its last three fiscal year ends and as of January 31, 2003 and (ii) the net assets of Global Holdings as of its last three fiscal year ends and as of January 31, 2003.

Global Growth		Global Holdings
Date	Net Assets	Date	Net Assets
As of January 31, 2003	$ 553,829,544	As of January 31, 2003	$ 83,456,459
As of August 31, 2002	$ 737,345,123	As of November 30, 2002	$ 93,190,874
As of August 31, 2001	$1,640,193,615	As of November 30, 2001	$150,297,699
As of August 31, 2000	$3,516,703,791	As of November 30, 2000	$236,717,685

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Based on the foregoing, the Board of Global Holdings concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Global Growth and the Board of Global Holdings determined that the interests of the existing stockholders of the applicable Fund would not be diluted as a result of the Reorganization and that the Reorganization was in the best interests of the applicable Fund.

Tax Consequences of the Reorganization

It is intended that Global Holdings shareholders will not be subject to Federal income tax on the receipt of Global Growth shares pursuant to the Reorganization. Under normal circumstances, a redemption or exchange of shares will generally result in a gain or loss depending on the shareholder’s basis in the shares redeemed or exchanged.

Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the following relate only to Federal income tax consequences, shareholders should also consult their tax advisers as to any foreign, state and local tax consequences of the Reorganization.

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Global Holdings and Global Growth have elected and qualified since inception for the special tax treatment afforded “regulated investment companies” under the Code, and Global Growth intends to continue to so qualify after the Reorganization. Global Holdings and Global Growth shall have received an opinion of Sidley Austin Brown & Wood LLP, counsel to Global Growth and Global Holdings, to the effect that for Federal income tax purposes: (i) the transfer of all of the assets of Global Holdings to Global Growth in return solely for shares of Global Growth as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Global Holdings and Global Growth will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Global Holdings as a result of the Reorganization or on the distribution of shares of Global Growth to Global Holdings stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Global Growth as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Global Holdings on the receipt of shares of Global Growth in return for their shares of Global Holdings; (v) in accordance with Section 362(b) of the Code, the tax basis of Global Holdings’ assets in the hands of Global Growth will be the same as the tax basis of such assets in the hands of Global Holdings immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Global Growth received by the stockholders of Global Holdings in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Global Holdings surrendered; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of Global Growth (including fractional shares to which he or she may be entitled) will be determined by including the period for which such stockholder held the shares of Global Holdings exchanged therefor, provided that such Global Holdings shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Global Growth’s holding period with respect to the Global Holdings assets transferred will include the period for which such assets were held by Global Holdings; and (ix) the taxable year of Global Holdings will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Global Growth will succeed to and take into account certain tax attributes of Global Holdings, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, Global Growth will succeed to and take into account certain tax attributes of Global Holdings, including but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code, which would reduce the benefit of these attributes to Global Growth. As of August 31, 2002, each of Global Holdings and Global Growth had significant net realized capital losses and significant net unrealized capital losses, as a percentage of net asset value. After the Reorganization, and subject to certain limitations, the stockholders of each Fund may benefit from the ability of the Combined Fund to use such capital losses to offset any realized capital gains.

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Status as a Regulated Investment Company. Both Global Holdings and Global Growth have elected and qualified since inception to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Global Growth intends to continue to so qualify.

Appraisal Rights

Stockholders of Global Holdings are not entitled to appraisal rights in connection with the acquisition.

Capitalization

The following table sets forth as of August 31, 2002, (i) the capitalization of Global Holdings, (ii) the capitalization of Global Growth, and (iii) the pro forma capitalization of Global Growth Combined Fund as adjusted to give effect to the Reorganization.

Capitalization of Global Holdings and Global Growth and Pro Forma Capitalization of Global Growth Combined Fund as of August 31, 2002

Fund and Class	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Global Holdings (unaudited)
Class I	$89,076,344	16,869,873	$5.28
Class A	$ 6,378,093	1,227,772	$5.19
Class B	$ 3,003,018	645,303	$4.65
Class C	$ 628,886	137,422	$4.58

Global Growth (unaudited)
Class A**	$ 55,524,739	7,932,326	$7.00
Class D**	$ 130,309,950	18,736,844	$6.95
Class B	$456,393,640	66,790,339	$6.83
Class C	$ 95,116,794	13,917,461	$6.83

Combined Fund* (unaudited)
Class A**	$144,475,586	20,639,947	$7.00
Class D**	$136,679,057	19,652,652	$6.95
Class B	$459,392,427	67,229,199	$6.83
Class C	$ 95,744,794	14,009,350	$6.83

*	Total Net Assets and Value Per Share include the aggregate value of Global Holdings’ net assets that would have been transferred to Global Growth had the Reorganization been consummated on August 31, 2002. The data takes into account the charge for estimated Reorganization expenses of $139,600 attributable to Global Holdings. The Reorganization expenses of $113,700 attributable to Global Growth will be paid for by MLIM. No assurance can be given as to how many shares of Global Growth will be issued on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Global Growth that actually will be issued on or after such date.
**	On or about April 14, 2003, it is anticipated that, with respect to Global Growth and the Combined Fund, Class A shares will be redesignated Class I shares and Class D shares will be redesignated Class A shares.

INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

The Meeting will be held on May 16, 2003, at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:30 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise (unless the proxy states that it is irrevocable and it is coupled with an interest) by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Global Holdings. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” the approval of the Agreement and Plan and the Reorganization.

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It is not anticipated that any matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of Global Holdings at the close of business on March 14, 2003 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 17,737,045 shares of Global Holdings issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial and Registered Owners and Management of Global Holdings and Global Growth

To the knowledge of Global Holdings, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of Global Holdings’ outstanding shares as of the Record Date.

At the Record Date, the Board Members and officers of Global Holdings as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Global Holdings and owned less than 1% of the outstanding shares of common stock of ML & Co.

To the knowledge of Global Growth, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of Global Growth’s outstanding shares as of the Record Date.

At the Record Date, the Board Members and officers of Global Growth as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Global Growth and owned less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of Global Holdings is entitled to one vote. Approval of the Agreement and the Plan and the Reorganization requires the affirmative vote of Global Holdings stockholders representing two-thirds of all the outstanding shares entitled to be voted thereon, voting together as a single class.

A quorum for purposes of the Meeting consists of the holders of a majority of the shares of Global Holdings entitled to vote at that Meeting, present in person or by proxy. If, by the time scheduled for a Meeting, the required quorum of Global Holdings’ stockholders is not present or if a quorum is present but sufficient votes to approve the Agreement and Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Global Holdings, present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Global Holdings.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus and the expenses related to solicitation of proxies to be voted at the Meeting will be borne by Global Holdings. Global Holdings will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Global Holdings and will reimburse certain persons that Global Holdings may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Global Holdings.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Global Holdings. Global Holdings has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost to be borne by Global Holdings of approximately $6,000 plus out-of-pocket expenses, which are estimated to be $20,899.

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Broker-dealer firms, including Merrill Lynch, holding shares of Global Holdings in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, that Global Holdings and Global Growth, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained by mail from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including each Fund, that file electronically with the Commission.

LEGAL PROCEEDINGS

There are no material legal proceedings to which any Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for Global Growth and Global Holdings by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019-6018. Certain tax matters will be passed upon for Global Growth and Global Holdings by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019-6018.

EXPERTS

The financial highlights for the fiscal years ended November 30 and August 31 of Global Holdings and Global Growth, respectively, included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP and Ernst & Young LLP, respectively, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 750 College Road East, Princeton, New Jersey, 08540. The principal address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830-0471. Ernst & Young LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meetings of stockholders of Global Holdings must be received by Global Holdings in a reasonable time before the solicitation relating to such meeting is to be made by the Board of Global Holdings in order to be considered in Global Holdings’ proxy statement and form of proxy relating to the meeting. The persons named as proxies in future proxy materials of Global Holdings may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent stockholder meeting if written notice of such proposal has not been received by Global Holdings a reasonable time before Global Holdings begins to mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to Global Holdings should be sent to the Secretary of Global Holdings at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, it is unlikely that there will be any future meetings of Global Holdings’ stockholders.

By Order of the Board of Directors,

SUSAN B. BAKER Secretary, Mercury Global Holdings, Inc.

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EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 28th day of March, 2003, by and between Merrill Lynch Global Growth Fund, Inc., a Maryland corporation (“Global Growth”), and Mercury Global Holdings, Inc., a Maryland corporation (“Global Holdings” and, together with Global Growth, the “Funds”).

PLAN OF REORGANIZATION

The reorganization will comprise the acquisition by Global Growth of substantially all of the assets, and the assumption of substantially all of the liabilities, of Global Holdings in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Global Growth, the subsequent distribution of Corresponding Shares (defined below) of Global Growth to the stockholders of Global Holdings in return for their shares of common stock, par value $.10 per share, of Global Holdings, in liquidation of Global Holdings, and the deregistration and dissolution of Global Holdings, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

In the course of the Reorganization, shares of Global Growth will be distributed to stockholders of Global Holdings as follows: each holder of Global Holdings shares will be entitled to receive the corresponding class of shares of Global Growth (the “Corresponding Shares”) as he/she held in Global Holdings immediately prior to the Reorganization. Global Growth will not issue any Class R shares in connection with the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Global Holdings immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Global Growth to be received by each stockholder of Global Holdings will equal the aggregate net asset value of the Global Holdings shares owned by such stockholder on the Closing Date (defined below). In consideration therefor, on the Closing Date, Global Growth shall acquire substantially all of Global Holdings’ assets and assume substantially all of Global Holdings’ obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, Global Holdings shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940 (the “1940 Act”).

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Global Growth and Global Holdings hereby agree as follows:

1. Representations and Warranties of Global Growth.

Global Growth represents and warrants to, and agrees with, Global Holdings that:

(a) Global Growth is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Growth has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Global Growth is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-8327), and such registration has not been revoked or rescinded and is in full force and effect. Global Growth has elected and qualified at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify until consummation of the Reorganization and thereafter.

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(c) Global Holdings has been furnished with a statement of assets and liabilities and a schedule of investments of Global Growth, each as of August 31, 2002, said financial statements having been audited by Ernst & Young LLP , independent auditors. An unaudited statement of assets and liabilities of Global Growth and an unaudited schedule of investments of Global Growth, each as of the Valuation Time (defined below), will be furnished to Global Holdings at or prior to the Closing Date for the purpose of determining the number of shares of Global Growth to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Global Growth as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Global Holdings has been furnished with Global Growth’s Annual Report to Stockholders for the fiscal year ended August 31, 2002, and the financial statements appearing therein fairly present the financial position of Global Growth as of the date indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Global Holdings has been furnished with the prospectus and statement of additional information of Global Growth, each dated January 1, 2003, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Global Growth has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Growth, threatened against it which assert liability on the part of Global Growth or which materially affect its financial condition or its ability to consummate the Reorganization. Global Growth is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Global Growth is not a party to nor obligated under any provision of its Charter, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) There are no material contracts outstanding to which Global Growth is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Global Holdings prior to the Valuation Time.

(j) Global Growth has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Global Growth’s most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Global Growth will advise Global Holdings in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, of Global Growth.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Growth of the Reorganization, except such as may be required under the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia, Guam and Puerto Rico).

(l) The registration statement filed by Global Growth on Form N-14 relating to the shares of Global Growth to be issued pursuant to this Agreement, which includes the proxy statement of Global Holdings and the prospectus of Global Growth with respect to the transaction contemplated herein, and any supplement, or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and at

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the Closing Date, insofar as it relates to Global Growth, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Holdings for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(m) Global Growth is authorized to issue 900,000,000 shares of Common Stock, par value $0.10 per share, divided into five classes, designated Class A, Class B, Class C, Class D and Class R Common Stock; Class A Common Stock consists of 100,000,000 authorized shares, Class B Common Stock consists of 300,000,000 authorized shares, Class C Common Stock consists of 100,000,000 authorized shares, Class D Common Stock consists of 100,000,000 authorized shares and Class R Common Stock consists of 300,000,000 authorized shares; each issued and outstanding share is fully paid and nonassessable and has full voting rights.

(n) Global Growth shares to be issued to Global Holdings pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Global Growth will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, Global Growth shares to be transferred to Global Holdings for distribution to the stockholders of Global Holdings on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Global Holdings presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, Global Growth will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Global Growth to Global Holdings for distribution to Global Holdings’ stockholders.

2. Representations and Warranties of Global Holdings.

Global Holdings represents and warrants to, and agrees with, Global Growth that:

(a) Global Holdings is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Holdings has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Global Holdings is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-4351), and such registration has not been revoked or rescinded and is in full force and effect. Global Holdings has elected and qualified at all times since its inception for the special tax treatment afforded RICs under Sections 851-855 of the Code, and intends to continue to so qualify for its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Investments” shall mean (i) the investments of Global Holdings shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Global Growth, and (ii) all other assets owned by Global Holdings or liabilities incurred as of the Valuation Time.

(d) Global Holdings has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

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(e) Global Growth has been furnished with a statement of assets and liabilities and a schedule of investments of Global Holdings, each as of November 30, 2002, said financial statements having been audited by Deloitte & Touche LLP , independent public accountants. An unaudited statement of assets and liabilities of Global Holdings and an unaudited schedule of investments of Global Holdings, each as of the Valuation Time, will be furnished to Global Growth at or prior to the Closing Date for the purpose of determining the number of shares of Global Growth to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Global Holdings as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Global Growth has been furnished with Global Holdings’ Annual Report to Stockholders for the fiscal year ended November 30, 2002, and the financial statements appearing therein fairly present the financial position of Global Holdings as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(g) Global Growth has been furnished with the prospectus and statement of additional information of Global Holdings, each dated March 19, 2003, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Holdings, threatened against it that assert liability on the part of Global Holdings or which materially affect its financial condition or its ability to consummate the Reorganization. Global Holdings is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which Global Holdings is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Growth prior to the Valuation Time.

(j) Global Holdings is not a party to nor obligated under any provision of its Charter, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(k) Global Holdings has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 2002 and those incurred in connection with the Reorganization. As of the Valuation Time, Global Holdings will advise Global Growth in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) Global Holdings has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Global Holdings have been adequately provided for on its books, and no tax deficiency or liability of Global Holdings has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Global Holdings will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Closing Date, subject only to the delivery of the Investments as contemplated by this Agreement, Global Holdings will have good and marketable title to all of the Investments, and Global Growth will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

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(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Holdings of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Global Holdings, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Growth for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(p) Global Holdings is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class I, Class A, Class B and Class C Common Stock, each of which consists of 100,000,000 shares; each issued and outstanding share is fully paid and nonassessable and has full voting rights.

(q) The books and records of Global Holdings made available to Global Growth and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Global Holdings.

(r) Global Holdings will not sell or otherwise dispose of any of the shares of Global Growth to be received in the Reorganization, except in distribution to the stockholders of Global Holdings.

(s) At or prior to the Closing Date, Global Holdings will have obtained any and all regulatory, Director and stockholder approvals necessary to effect the Reorganization as set forth herein.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of Global Holdings, and to the other terms and conditions contained herein, Global Holdings agrees to convey, transfer and deliver to Global Growth and Global Growth agrees to acquire from Global Holdings, on the Closing Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Global Holdings, and assume substantially all of the liabilities of Global Holdings, in return solely for that number of shares of Global Growth provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Closing Date Global Holdings will distribute all shares of Global Growth received by it to its stockholders in return for their corresponding Global Holdings shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Global Growth in the amounts due the stockholders of Global Holdings based on their respective holdings in Global Holdings as of the Valuation Time.

(b) Global Holdings will pay or cause to be paid to Global Growth any interest or dividends it receives on or after the Closing Date with respect to the Investments transferred to Global Holdings hereunder.

(c) The Valuation Time shall be 4:00 p.m., Eastern time, on June 13, 2003, or such earlier or later day and time as may be agreed upon by the parties hereto in writing (the “Valuation Time”).

(d) Global Growth will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Global Holdings, except that recourse for such liabilities will be limited to the net assets of Global Holdings acquired by Global Growth. The known liabilities of Global Holdings as of the Valuation Time shall be confirmed in writing to Global Growth by Global Holdings pursuant to Section 2(k) of this Agreement.

(e) Global Growth and Global Holdings will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Global Holdings to Global Growth.

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(f) Global Holdings will be dissolved following the Closing Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

4. Issuance and Valuation of Shares of Global Growth in the Reorganization.

Full shares of Global Growth, and to the extent necessary, fractional shares of Global Growth, of an aggregate net asset value equal to the net asset value of the assets of Global Holdings acquired, determined as hereinafter provided, reduced by the amount of liabilities of Global Holdings assumed by Global Growth, shall be issued by Global Growth in exchange for such assets of Global Holdings. The net asset value of Global Holdings and Global Growth shall be determined in accordance with the procedures described in the prospectus of Global Growth as of the Valuation Time. Global Growth will not issue any Class R shares in connection with the Reorganization. Such valuation and determination shall be made by Global Growth in cooperation with Global Holdings. Global Growth shall issue Corresponding Shares to Global Holdings by the opening of a stockholder account (one in respect of each class) on the stock ledger records of Global Growth registered in the name of Global Holdings. Global Holdings shall distribute Corresponding Shares of Global Growth to its stockholders by indicating the registration of such shares in the name of such Global Holdings’ stockholders in the amounts due such stockholders based on their respective holdings in Global Holdings as of the Valuation Time.

5. Payment of Expenses.

(a) The expenses of the Reorganization that are directly attributable to Global Holdings will be deducted from the assets of Global Holdings as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of Global Holdings stockholders and the expenses related to the solicitation of proxies to be voted at such meeting. The expenses of the Reorganization that are directly attributable to Global Growth will be paid for by MLIM. These expenses are expected to include the costs of printing sufficient copies of its Prospectus and its most recent Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including, but not limited to, expenses in connection with obtaining an opinion of counsel with respect to the tax consequences of the Reorganization, the preparation of this Agreement, legal fees, transfer agent and audit fees, will be borne equally by Global Holdings and MLIM (on behalf of Global Growth).

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of Global Growth and Global Holdings.

(a) Global Holdings agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of two-thirds of the shares of Global Holdings issued and outstanding and entitled to vote thereon, voting together as a single class, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

(b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(c) Global Holdings agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Global Growth shares other than to its stockholders without first paying or adequately providing for the payment of all of Global Holdings’ liabilities not assumed by Global Growth, if any, and on and after the Closing Date it shall not conduct any business except in connection with its dissolution.

(d) Global Holdings undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Global Holdings has ceased to be a registered investment company.

(e) Global Growth will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Global Growth and Global Holdings agree to

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cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(f) Global Growth has no plan or intention to sell or otherwise dispose of the assets of Global Holdings to be acquired pursuant to the Reorganization, except for dispositions made in the ordinary course of business.

(g) The Funds agree that by the Closing Date all Federal and other tax returns and reports required to be filed on or before such date shall have been filed by each such Fund and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Global Growth agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Global Holdings for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Global Holdings shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Global Holdings with respect to Global Holdings’ final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Global Holdings (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by Global Holdings to the extent such expenses have been accrued by Global Holdings in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Global Growth at the time such tax returns and Forms 1099 are prepared.

(h) Global Holdings agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(i) Following the consummation of the Reorganization, Global Growth expects to stay in existence and continue its business as a diversified, open-end management investment company registered under the 1940 Act.

(j) Global Growth agrees to comply with the recordkeeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

7. Closing Date.

(a) Delivery of the assets of Global Holdings to be transferred, together with any other Investments, and the Global Growth shares to be issued, shall be made at the offices of Sidley Austin Brown & Wood LLP , 787 Seventh Avenue, New York, New York 10019-6018, at 10:00 a.m. Eastern time on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Investments, for any reason, are not transferable on the Closing Date, Global Holdings shall cause such Investments to be transferred to Global Growth’s account with State Street Bank and Trust Company at the earliest practicable date thereafter.

(b) Global Holdings will deliver to Global Growth on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Global Growth hereunder, certified by Deloitte & Touche LLP .

(c) As soon as practicable after the close of business on the Closing Date, Global Holdings shall deliver to Global Growth a list of the names and addresses of all of the stockholders of record of Global Holdings on the Closing Date and the number of shares of common stock of Global Holdings owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for Global Holdings or by its President.

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8. Global Holdings Conditions.

The obligations of Global Holdings hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of two-thirds of all the shares of Global Holdings, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Global Growth; and that Global Growth shall have delivered to Global Holdings a copy of the resolution approving this Agreement adopted by Global Growth’s Board of Directors, certified by the Secretary of Global Growth.

(b) That Global Growth shall have furnished to Global Holdings a statement of Global Growth’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Global Growth’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Growth’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Global Growth since the date of Global Growth’s most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c) That Global Growth shall have furnished to Global Holdings a certificate signed by Global Growth’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Global Growth made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Growth has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Global Holdings shall have received an opinion of Sidley Austin Brown & Wood LLP , as counsel to both Global Growth and Global Holdings, in form and substance satisfactory to Global Holdings and dated the Closing Date, to the effect that (i) each of Global Growth and Global Holdings is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Global Growth to be issued pursuant to this Agreement are duly authorized and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and nonassessable by Global Growth, and no stockholder of Global Growth has any preemptive right to subscription or purchase in respect thereof (pursuant to the Charter or the by-laws of Global Growth or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Global Growth and Global Holdings, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, and provided further, such counsel shall express no opinion as to the enforceability of the indemnification provisions in Section 11 of this Agreement; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Charter, the by-laws, as amended, or any agreement (known to such counsel) to which either Global Growth or Global Holdings is a party or by which either Global Growth or Global Holdings is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Global Holdings has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Global Holdings will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Global Growth and Global Holdings of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under

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applicable state securities laws if any; (vii) to such counsel’s knowledge, the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of any agreement (known to such counsel) to which Global Growth or Global Holdings is a party or by which Global Growth or Global Holdings is bound; (xi) neither Global Growth nor Global Holdings, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Global Growth, Global Holdings or their respective stockholders; (xii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Global Growth or Global Holdings, the unfavorable outcome of which would materially and adversely affect Global Growth or Global Holdings; (xiii) all corporate actions required to be taken by Global Growth and Global Holdings to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Global Growth and Global Holdings; and (xiv) such opinion is solely for the benefit of Global Growth and Global Holdings and their Directors and officers. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certain certificates of officers of Fund Asset Management, L.P. (“FAM”), Merrill Lynch Investment Managers, L.P. (“MLIM”), Financial Data Services, Inc. (“FDS”), Global Growth and Global Holdings with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Global Growth and Global Holdings.

(f) That Global Holdings shall have received a letter of Sidley Austin Brown & Wood LLP , as counsel to both Global Growth and Global Holdings, in form and substance satisfactory to Global Holdings and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Global Growth or Global Holdings contained or incorporated by reference in the N-14 Registration Statement; (iii) such letter is solely for the benefit of Global Holdings and Global Growth and their Directors and officers. In giving the letter set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certain certificates of officers of FAM, MLIM, FDS, Global Growth and Global Holdings with regard to matters of fact.

(g) That Global Holdings shall have received an opinion of Sidley Austin Brown & Wood LLP , to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Global Holdings to Global Growth in exchange solely for shares of Global Growth as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Global Holdings and Global Growth will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Global Holdings as a result of the Reorganization or on the distribution of the Global Growth stock to Global Holdings stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Global Growth as a result of the Reorganization; (iv) in

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accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Global Holdings on the receipt of Corresponding Shares of Global Growth in exchange for their shares of Global Holdings; (v) in accordance with Section 362(b) of the Code, the tax basis of the Global Holdings assets in the hands of Global Growth will be the same as the tax basis of such assets in the hands of Global Holdings immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Growth received by the stockholders of Global Holdings in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Global Holdings surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Global Growth acquired in the Reorganization (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held the shares of Global Holdings exchanged therefor, provided, that such Global Holdings shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Global Growth’s holding period with respect to the Global Holdings assets transferred will include the period for which such assets were held by Global Holdings; and (ix) the taxable year of Global Holdings will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Global Growth will succeed to and take into account certain tax attributes of Global Holdings, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by Global Growth and its counsel in connection with the Reorganization and all documents incidental thereto shall be in form and substance to Global Holdings.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Growth, be contemplated by the Commission.

(j) That Global Holdings shall have received from Ernst & Young LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Global Holdings, to the effect that (i) Ernst & Young LLP are independent auditors with respect to Global Growth within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Global Growth included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Global Holdings and Global Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Growth included in the N-14 Registration Statement, and inquiries of certain officials of Global Growth responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Holdings and Global Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Growth appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Global Growth or from schedules prepared by officials of Global Growth having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Growth or would prohibit the Reorganization.

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(l) That Global Holdings shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP , as counsel to Global Holdings, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Global Growth Conditions.

The obligations of Global Growth hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Global Holdings and by the affirmative vote of the holders of two-thirds of all the shares of common stock of Global Holdings issued and outstanding and entitled to vote thereon, voting together as a single class; and that Global Holdings shall have delivered to Global Growth a copy of the resolution approving this Agreement adopted by Global Holdings’ Board of Directors, and a certificate setting forth the vote Global Holdings stockholders obtained, each certified by the Secretary of Global Holdings.

(b) That Global Holdings shall have furnished to Global Growth a statement of Global Holdings’ assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Global Holdings’ behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Holdings’ President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Global Holdings since the date of Global Holdings’ most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That Global Holdings shall have furnished to Global Growth a certificate signed by Global Holdings’ President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Global Holdings made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Global Holdings has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That Global Holdings shall have delivered to Global Growth a letter from Deloitte & Touche LLP , dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Global Holdings for the period ended November 30, 2002 (which returns originally were prepared and filed by Global Holdings), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Global Holdings for the period covered thereby; and that for the period from December 1, 2002, to and including the Closing Date and for any taxable year of Global Holdings ending upon the liquidation of Global Holdings, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 1, 2002, to and including the Closing Date and for any taxable year of Global Holdings ending upon the liquidation of Global Holdings or that Global Holdings would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Global Growth shall have received an opinion of Sidley Austin Brown & Wood LLP , as counsel to both Global Growth and Global Holdings, in form and substance satisfactory to Global Growth and dated the Closing Date, with respect to the matters specified in Section 8(e) of this Agreement.

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(g) That Global Growth shall have received a letter from Sidley Austin Brown & Wood LLP , as counsel to both Global Growth and Global Holdings, in form and substance satisfactory to Global Growth and dated the Closing Date, with respect to the matters specified in Section 8(f) of this Agreement.

(h) That Global Growth shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

(i) That Global Growth shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Global Growth, to the effect that (i) they are independent public accountants with respect to Global Holdings within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Global Holdings included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Global Holdings and Global Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Holdings included in the N-14 Registration Statement, and inquiries of certain officials of Global Holdings responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Growth and Global Holdings and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Holdings appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Global Holdings or from schedules prepared by officials of Global Holdings having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the assets to be transferred to Global Growth shall not include any assets or liabilities which Global Growth, by reason of charter limitations or otherwise, may not properly acquire or assume.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Holdings, be contemplated by the Commission.

(l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Holdings or would prohibit the Reorganization.

(m) That Global Growth shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP , as counsel to Global Growth, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(n) That all proceedings taken by Global Holdings and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Growth.

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(o) That prior to the Closing Date, Global Holdings shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Global Holdings) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of Global Holdings and Global Growth; (ii) by the Board of Directors of Global Holdings if any condition of Global Holdings’ obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Growth if any condition of Global Growth’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2003, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Global Holdings and Global Growth.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Global Holdings or Global Growth or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Global Holdings or Global Growth, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Board of Directors of Global Growth has delegated to MLIM and the Board of Directors of Global Holdings has delegated to FAM the ability to make non-material changes to the transaction if MLIM or FAM, as the case may be, deems it to be in the best interests of Global Growth and Global Holdings to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Global Holdings nor Global Growth nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Global Holdings or Global Growth against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Global Holdings and Global Growth to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Global Holdings unless such terms and conditions shall result in a change in the method of computing the number of shares of Global Growth to be issued to Global Holdings in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Global Holdings prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Global Holdings promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

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11. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Global Growth will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH GLOBAL GROWTH FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Global Growth’s transfer agent with respect to such shares. Global Holdings will provide Global Growth on the Closing Date with the name of any Global Holdings stockholder who is to the knowledge of Global Holdings an affiliate of Global Holdings on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Global Holdings or Global Growth, in either case at P.O. Box 9011, Princeton, New Jersey 08543-9011, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended, restated and supplemented, of Global Holdings and Global Growth are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH GLOBAL GROWTH FUND , INC .

BY: /s/ DONALD C. BURKE
(DONALD C. BURKE , VICE PRESIDENT AND TREASURER)

ATTEST:
/s/ Susan B. Baker (SUSAN B. BAKER , SECRETARY )

MERCURY GLOBAL HOLDINGS , INC.

BY: /s/ DONALD C. BURKE
(DONALD C. BURKE , VICE PRESIDENT AND TREASURER)

ATTEST:
/s/ Susan B. Baker (SUSAN B. BAKER , SECRETARY )

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EXHIBIT II

INFORMATION PERTAINING TO BOARD MEMBERS

Certain biographical and other information relating to the non-interested Directors of Global Growth is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. (“FAM”), (“MLIM/FAM-advised Funds”) and other public directorships:

Name, Address* and Age	Position(s) Held with Global Growth	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Affiliate- Advised Funds and Portfolios Overseen	Public Directorships
DONALD W.BURTON (58)	Director	Director since 2002

General Partner of The Burton Partnership, Limited Partnership (an Investment Partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Committee of the Florida State Board of Administration since 2001.

23 registered investment companies consisting of 35 portfolios

ITC DeltaCom Inc. (telecom-munications); ITC Holding Company, Inc. (telecommuni-cations); Knology, Inc. (telecommuni-cations); MainBancorp, N.A. (bank holding company); PriCare, Inc. (healthcare); Symbion, Inc. (healthcare)

M. COLYER CRUM (70)	Director	Director since 1997	James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996.	23 registered investment companies consisting of 35 portfolios	Cambridge Bancorp

LAURIE SIMON HODRICK (40)	Director	Director since 1999

Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.

				23 registered investment companies consisting of 35 portfolios	None

FRED G. WEISS (61)	Director	Director since 1998

Managing Director of FGW Associates since 1997; Vice President, Planning Investment, and Development of Warner Lambert Co. from 1979 to 1997; Director of BTG International PLC
(a global technology commercialization company) since 2001; Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000.

				23 registered investment companies consisting of 35 portfolios	Watson Pharmaceutical, Inc. (pharmaceutical company)

*	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in Global Growth’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

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Certain biographical and other information relating to the Director who is an officer and an “interested person” of Global Growth as defined in the Investment Company Act (the “interested Director”) and to the other officers of Global Growth is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised Funds and public directorships held.

Name, Address† and Age	Position(s) Held with Global Growth	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Affiliate- Advised Funds and Portfolios Overseen	Public Directorships
TERRY K. GLENN†† (62)	President and Director	President and Director since 1999**

President and Chairman of the MLIM/FAM advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of Merrill Lynch Mutual Funds from 1999 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

				118 registered investment companies consisting of 162 portfolios	None

ROBERT C. DOLL, JR. (48)	Senior Vice President	Senior Vice President since 1999

President of FAM and MLIM since 2001; Co-head (Americas Region) thereof from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Director of Princeton Services since 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				45 registered investment companies consisting of 68 portfolios	None

DONALD C. BURKE (42)	Vice President and Treasurer	Vice President since 1997 and Treasurer since 1999

First Vice President of MLIM and FAM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.

				117 registered investment companies consisting of 161 portfolios	None

LAWRENCE R. FULLER (62)	Senior Vice President and Portfolio Manager	Senior Vice President and Portfolio Manager since 1997	First Vice President of MLIM since 1997; Vice President of MLIM from 1992 to 1997; Senior Vice President and Director of Benefit Capital Management from 1984 to 1992.	6 registered investment companies consisting of 7 portfolios	None

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Name, Address† and Age	Position(s) Held with Global Growth	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Affiliate- Advised Funds and Portfolios Overseen	Public Directorships
SUSAN B. BAKER (45)	Secretary	Secretary since 2002	Director (Legal Advisory) of MLIM since 1999; Vice President of MLIM from 1993 to 1999; Attorney associated with MLIM and FAM since 1987.	37 registered investment companies consisting of 44 portfolios	None

†	The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of Global Growth based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators.
*	Elected by and serves at the pleasure of the Board of Directors of Global Growth.
**	As a Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation or removal as provided in Global Growth’s by-laws, charter or by statute.

Share Ownership. Information relating to each Director’s share ownership in Global Growth and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of the Record Date is set forth in the chart below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Terry K. Glenn	None	Over $100,000
Non-Interested Directors:
Donald W. Burton	None	Over $100,000
M. Colyer Crum	None	Over $100,000
Laurie Simon Hodrick	$1 – $10,000	Over $100,000
Fred G. Weiss	Over $100,000	Over $100,000

As of the Record Date, the Directors and officers as a group owned an aggregate of less than 1% of the outstanding shares of Global Growth. As of the Record Date, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc.

II-3

EXHIBIT III

SECURITY OWNERSHIP

To the knowledge of Global Growth, the following persons or entities owned beneficially or of record 5% or more of any class of Global Growth’s shares as of the Record Date:

Global Growth

	Percentage of Class Owned						Owned
Stockholder Name and Address*	Class A	Class B	Class C	Class D	Class R	Percentage of Fund Owned	Beneficially	Of Record
Merrill Lynch Trust Co., FSB** TTEE FBO Merrill Lynch	36.30%	—	—	—	—	2.86%		×

Merrill Lynch Trust Co., FSB** TTEE FBO Merrill Lynch	12.71%	—	—	—	—	1.00%		×

Merrill Lynch Funds Distributor, Inc.	—	—	—	—	100.00%	___ ***		×

*	Unless otherwise indicated, the address for each stockholder listed above is: c/o Merrill Lynch Global Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
**	Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The underlying plan participants have the authority to vote and to dispose of the shares. To the knowledge of the Fund, no underlying plan participant is the beneficial owner of 5% or more of any class of shares of the Fund.
***	Less than 0.001%.

To the knowledge of Global Holdings, the following persons or entities owned beneficially or of record 5% or more of any class of Global Holdings’ shares as of the Record Date:

Global Holdings

	Percentage of Class Owned					Owned
Stockholder Name and Address*	Class I	Class A	Class B	Class C	Percentage of Fund Owned	Beneficially	Of Record
Merrill Lynch Trust Co., FSB** TTEE FBO DuPont Savings and Investment	29.66%	—	—	—	26.53%		×

Merrill Lynch Trust Co., FSB** TTEE FBO Daimler Chrysler Corp SAL	18.79%	—	—	—	16.80%		×

Merrill Lynch Trust Co., FSB** TTEE FBO Daimler Chrysler Corp HRLY	8.12%	—	—	—	7.26%		×

Terence Edwards and Jean Edwards JTWROS	—	—	—	30.35%	0.20%	×	×

Incyte Pharmaceuticals	—	11.69%	—	—	0.86%		×

*	Unless otherwise indicated, the address for each stockholder listed above is: c/o Mercury Global Holdings, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
**	Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The underlying plan participants have the authority to vote and to dispose of the shares. To the knowledge of the Fund, no underlying plan participant is the beneficial owner of 5% or more of any class of shares of the Fund.

III-1

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH GLOBAL GROWTH FUND, INC. MERCURY GLOBAL HOLDINGS, INC. 800 SCUDDERS MILL ROAD PLAINSBORO, NEW JERSEY 08536 (609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Mercury Global Holdings, Inc. (“Global Holdings”) and Merrill Lynch Global Growth Fund, Inc. (“Global Growth”) dated March 31, 2003 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Global Growth at 1-800-995-6526, or by writing to Global Growth at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about Global Growth is contained in and incorporated by reference to its Statement of Additional Information, dated January 1, 2003, as amended and supplemented to date, which is incorporated by reference into and accompanies this Statement of Additional Information.

Further information on Mercury Global Holdings is contained in its Statement of Additional Information, dated March 19, 2003, which is incorporated by reference into this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Global Holdings and Global Growth, other material incorporated by reference herein, and other information regarding Global Holdings and Global Growth.

The date of this Statement of Additional Information is March 31, 2003

TABLE OF CONTENTS

General Information	SAI-2
Financial Statements	SAI-2
Introduction	F-1
Pro Forma Combined Schedules of Investments (unaudited)	F-2
Pro Forma Combined Schedules of Assets and Liabilities (unaudited)	F-5
Pro Forma Combined Statement of Operations (unaudited)	F-6
Notes to Financial Statements (unaudited)	F-7

GENERAL INFORMATION

The stockholders of Global Holdings are being asked to approve the acquisition by Global Growth of substantially all of the assets, and the assumption by Global Growth of substantially all of the liabilities, of Global Holdings in return solely for an equal aggregate value of newly-issued shares of Global Growth (the “Reorganization”). Global Growth is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Global Holdings to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on May 16, 2003 at 9:30 a.m., Eastern time.

For detailed information about the Reorganization, stockholders of Global Holdings should refer to the Proxy Statement and Prospectus. For further information about Global Growth, stockholders should refer to Global Growth’s Statement of Additional Information, dated January 1, 2003, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization are included herein.

Global Growth

Audited financial statements and accompanying notes for the fiscal year ended August 31, 2002, and the independent auditors’ report thereon, dated October 3, 2002, of Global Growth are incorporated herein by reference from Global Growth’s Annual Report to Stockholders.

Global Holdings

Audited financial statements and accompanying notes for the fiscal year ended November 30, 2002, and the independent auditors’ report thereon, dated January 10, 2003, of Global Holdings are incorporated herein by reference from Global Holdings’ November 30, 2002 Annual Report.

SAI-2

INTRODUCTION

The following unaudited pro forma combined schedules and financial statements have been derived from the schedules and financial statements of the respective Funds and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at August 31, 2002. The Pro Forma Combined Schedule of Investments and the Pro Forma Combined Statement of Assets and Liabilities have been adjusted to give effect to the Reorganization as if the Reorganization had occurred at August 31, 2002. The Pro Forma Combined Statement of Operations is for the twelve-months ended August 31, 2002 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at September 1, 2001. The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at August 31, 2002. The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at August 31, 2002. The unaudited pro forma combined schedules and financial statements should be read in conjunction with the financial statement and related notes of Merrill Lynch Global Growth Fund, Inc. included in its Annual Report to Stockholders for the fiscal year ended August 31, 2002, which are incorporated herein by reference, and the financial statements and related notes of Mercury Global Holdings, Inc. included in its Annual Report to Stockholders for the fiscal year ended November 30, 2002, which is incorporated herein by reference.

F-1

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND MERCURY GLOBAL HOLDINGS, INC. As of August 31, 2002 (unaudited) (in US dollars)

	Industries	Global Growth Shares	Global Holdings Shares	Pro Forma Global Growth Combined Fund Shares	Investments	Global Growth Market Value	Global Holdings Market Value	Pro Forma Global Growth Combined Fund Market Value

North America

Canada	Media	1,515,900	153,500	1,669,400	†Rogers Communications, Inc. ‘B’	$12,632,500	$1,279,167	$13,911,667

					Total Investments in Canada	12,632,500	1,279,167	13,911,667

United States	Aerospace & Defense	46,200	5,900	52,100	General Dynamics Corporation	3,633,168	463,976	4,097,144

	Air Freight & Logistics	192,300	25,600	217,900	United Parcel Service, Inc. (Class B)	12,289,893	1,636,096	13,925,989

	Banks	199,600	26,400	226,000	Washington Mutual, Inc.	7,546,876	998,184	8,545,060

	Beverages	300,000	40,000	340,000	The Coca-Cola Company	15,300,000	2,040,000	17,340,000

	Biotechnology	200,000	22,000	222,000	†Amgen Inc.	9,004,000	990,440	9,994,440

	Commercial Services & Supplies	241,600	31,200	272,800	First Data Corporation	8,395,600	1,084,200	9,479,800

	Computers & Peripherals	177,000	19,000	196,000	International Business Machines Corporation	13,342,260	1,432,220	14,774,480
		1,409,100	177,900	1,587,000	†Sun Microsystems, Inc.	5,185,488	654,672	5,840,160

						18,527,748	2,086,892	20,614,640

	Diversified Financials	221,500	29,300	250,800	American Express Company	7,987,290	1,056,558	9,043,848
		501,800	66,400	568,200	Citigroup Inc.	16,433,950	2,174,600	18,608,550
		209,800	27,700	237,500	Fannie Mae	15,898,644	2,099,106	17,997,750
		461,200	59,500	520,700	MBNA Corporation	9,316,240	1,201,900	10,518,140

						49,636,124	6,532,164	56,168,288

	Energy Equipment & Service	68,200	8,600	76,800	†BJ Services Company	2,080,782	262,386	2,343,168

	Food & Drug Retailing	370,700	48,900	419,600	SYSCO Corporation	10,513,052	1,386,804	11,899,856

	Health Care Providers	188,700	24,200	212,900	HCA Inc.	8,783,985	1,126,510	9,910,495
	& Services	375,300	48,200	423,500	†Health Management Associates, Inc. (Class A)	7,224,525	927,850	8,152,375
		152,200	19,500	171,700	†Tenet Healthcare Corporation	7,179,274	919,815	8,099,089
		89,700	11,300	101,000	UnitedHealth Group Incorporated	7,924,995	998,355	8,923,350

						31,112,779	3,972,530	35,085,309

	Household Products	175,000	22,200	197,200	The Procter & Gamble Company	15,513,750	1,968,030	17,481,780

	Industrial Conglomerates	121,500	15,600	137,100	3M Co.	15,181,425	1,949,220	17,130,645

	Insurance	290,000	35,000	325,000	American International Group, Inc.	18,212,000	2,198,000	20,410,000
		21,680	2,869	24,549	†Travelers Property Casualty Corp. (Class A)	340,808	45,097	385,905
		44,542	5,894	50,436	†Travelers Property Casualty Corp. (Class B)	725,599	96,014	821,613

						19,278,407	2,339,111	21,617,518

	Media	1,000,000	127,000	1,127,000	†AOL Time Warner Inc.	12,650,000	1,606,550	14,256,550
		344,800	41,100	385,900	†Clear Channel Communications, Inc.	11,785,264	1,404,798	13,190,062
		525,400	69,300	594,700	The Interpublic Group of Companies, Inc.	9,578,042	1,263,339	10,841,381
		214,700	27,200	241,900	†Viacom, Inc. (Class B)	8,738,290	1,107,040	9,845,330
		582,700	75,200	657,900	The Walt Disney Company	9,136,736	1,179,136	10,315,872

						51,888,332	6,560,863	58,449,195

	Multiline Retail	365,500	23,100	388,600	Target Corporation	12,500,100	1,658,700	14,158,800
		179,300	48,500	227,800	Wal-Mart Stores, Inc.	9,588,964	1,235,388	10,824,352

						22,089,064	2,894,088	24,983,152

	Oil & Gas	422,100	55,900	478,000	Exxon Mobil Corporation	14,963,445	1,981,655	16,945,100

	Pharmaceuticals	1,241,000	156,500	1,397,500	Pfizer Inc.	41,052,280	5,177,020	46,229,300

	Semiconductor Equipment & Products	600,000	67,000	667,000	Intel Corporation	10,002,000	1,116,890	11,118,890

F-2

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND MERCURY GLOBAL HOLDINGS, INC. As of August 31, 2002 (unaudited)(continued) (in US dollars)

	Industries	Global Growth Shares	Global Holdings Shares	Pro Forma Global Growth Combined Fund Shares	Investments	Global Growth Market Value	Global Holdings Market Value	Pro Forma Global Growth Combined Fund Market Value

North America

United States (concluded)	Software	89,000	11,600	100,600	†Electronic Arts Inc.	5,629,250	733,700	6,362,950
		341,500	41,900	383,400	†Microsoft Corporation	16,760,820	2,056,452	18,817,272
		1,128,100	128,700	1,256,800	†Oracle Corporation	10,784,636	1,230,372	12,015,008

						33,174,706	4,020,524	37,195,230

	Specialty Retail	295,000	34,700	329,700	Lowe’s Companies, Inc.	12,207,100	1,435,886	13,642,986

	Wireless Telecommunications	270,100	35,800	305,900	†Nextel Communications, Inc. (Class A)	2,052,760	272,080	2,324,840
	Services	276,900	35,400	312,300	†Sprint Corp. (PCS Group)	1,096,524	140,184	1,236,708

						3,149,284	412,264	3,561,548

					Total Investments in United States	406,539,815	51,309,223	457,849,038

					Total Investments in North America (Cost—$575,800,034) —56.4%	419,172,315	52,588,390	471,760,705

Pacific Basin

Australia	Media	—	100,000	100,000	The News Corporation Limited	—	519,499	519,499

					Total Investments in Australia	—	519,499	519,499

Japan	Household Durables	171,700	21,900	193,600	Sony Corporation	7,486,940	954,944	8,441,884

					Total Investments in Japan	7,486,940	954,944	8,441,884

South Korea	Semiconductor Equipment & Products	50,000	5,500	55,500	Samsung Electronics	13,769,292	1,514,622	15,283,914

					Total Investments in South Korea	13,769,292	1,514,622	15,283,914

					Total Investments in Pacific Basin (Cost—$25,891,801)—2.9%	21,256,232	2,989,065	24,245,297

Western Europe

France	Banks	302,700	37,200	339,900	Credit Lyonnais	13,284,391	1,632,571	14,916,962

	Diversified Telecommunication Services	420,000	45,000	465,000	France Telecom SA	5,255,767	563,118	5,818,885

	Media	383,000	41,000	424,000	Societe Television Francaise 1	7,808,892	835,939	8,644,831

	Personal Products	75,000	7,000	82,000	L’Oreal SA	5,409,786	504,913	5,914,699

	Pharmaceuticals	210,000	24,000	234,000	Aventis SA	12,398,009	1,416,915	13,814,924
		175,000	21,700	196,700	Sanofi-Synthelabo SA	10,494,716	1,301,345	11,796,061

						22,892,725	2,718,260	25,610,985

	Semiconductor Equipment & Products	420,000	44,000	464,000	STMicroelectronics NV	8,485,016	888,906	9,373,922

					Total Investments in France	63,136,577	7,143,707	70,280,284

Germany	Automobiles	40,407	4,758	45,165	Porsche AG (Preferred)	18,862,521	2,221,097	21,083,618

	Diversified Telecommunication Services	983,900	121,400	1,105,300	Deutsche Telekom AG (Registered Shares)	10,951,737	1,351,297	12,303,034

	Insurance	59,000	6,000	65,000	Allianz AG (Registered Shares)	7,521,969	764,946	8,286,915

	Software	148,500	18,300	166,800	SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung)	11,548,772	1,423,182	12,971,954

					Total Investments in Germany	48,884,999	5,760,522	54,645,521

Italy	Banks	2,725,000	290,000	3,015,000	Unicredito Italiano SpA	10,315,494	1,097,795	11,413,289

	Insurance	493,930	53,000	546,930	Assicurazioni Generali	9,387,617	1,007,316	10,394,933

	Media	8,700,000	900,000	9,600,000	†Seat Pagine Gialle SpA	5,426,409	561,353	5,987,762

	Wireless Telecommunications Services	2,600,000	270,000	2,870,000	Telecom Italia Mobile (TIM) SpA	12,086,147	1,255,100	13,341,247

					Total Investments in Italy	37,215,667	3,921,564	41,137,231

F-3

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND MERCURY GLOBAL HOLDINGS, INC. As of August 31, 2002 (unaudited)(concluded) (in US dollars)

	Industries	Global Growth Shares	Global Holdings Shares	Pro Forma Global Growth Combined Fund Shares	Investments	Global Growth Market Value	Global Holdings Market Value	Pro Forma Global Growth Combined Fund Market Value

Western Europe (concluded)

Netherlands	Insurance	330,000	30,000	360,000	Aegon NV	$4,725,013	$ 429,546	$5,154,559

	Oil & Gas	175,900	22,700	198,600	Royal Dutch Petroleum Company	7,935,236	1,024,047	8,959,283

					Total Investments in Netherlands	12,660,249	1,453,593	14,113,842

Spain	Diversified Telecommunication Services	1,210,000	152,300	1,362,300	†Telefonica SA	11,095,149	1,396,522	12,491,671

	Media	2,600,000	300,000	2,900,000	Telefonica Publicidad e Informacion, SA	8,847,875	1,020,909	9,868,784

					Total Investments in Spain	19,943,024	2,417,431	22,360,455

Switzerland	Insurance	141,000	17,500	158,500	Swiss Re (Registered Shares)	9,959,352	1,236,090	11,195,442

	Pharmaceuticals	162,700	20,500	183,200	Novartis AG (Registered Shares)	6,602,539	831,912	7,434,451

					Total Investments in Switzerland	16,561,891	2,068,002	18,629,893

United Kingdom	Banks	1,330,300	176,200	1,506,500	HSBC Holdings PLC	15,135,421	2,004,707	17,140,128
		430,900	48,600	479,500	Royal Bank of Scotland Group PLC	10,285,009	1,160,017	11,445,026

						25,420,430	3,164,724	28,585,154

	Food Products	1,708,600	218,900	1,927,500	Unilever PLC	15,567,466	1,994,451	17,561,917

	Oil & Gas	2,131,700	275,200	2,406,900	BP Amoco PLC	16,504,121	2,130,663	18,634,784

	Pharmaceuticals	232,900	28,600	261,500	AstraZeneca Group PLC	6,564,174	806,077	7,370,251

					Total Investments in United Kingdom	64,056,191	8,095,915	72,152,106

					Total Investments in Western Europe (Cost—$369,278,141)—35.1%	262,458,598	30,860,734	293,319,332

SHORT-TERM SECURITIES				Face Amount	Issue

	Commercial Paper*	36,320,000	4,356,000	$40,676,000	General Motors Acceptance Corp., 1.98% due 9/03/2002	36,314,007	4,355,281	40,669,288
		3,000,000	—	3,000,000	General Motors Capital Corp., 1.89% due 9/03/2002	2,999,528	—	2,999,528
		—	4,000,000	4,000,000	Rio Tinto America, Inc. 1.74% due 9/10/2002	—	3,998,067	3,998,067

					Total Investments in Commercial Paper	39,313,535	8,353,348	47,666,883

	U.S. Government Agency Obligations*	—	5,000,000	5,000,000	Fannie Mae, 1.65% due 9/25/2002	—	4,994,271	4,994,271

					Total Investments in Short-Term Securities (Cost—$52,661,154)—6.3%	39,313,535	13,347,619	52,661,154

					Total Investments (Cost—$1,023,631,130)—100.7%	742,200,680	99,785,808	841,986,488
					Liabilities in Excess of Other Assets—(0.7%)	(4,855,557)	(699,467)	(5,694,624	)**

					Net Assets—100.0%	$737,345,123	$99,086,341	$836,291,864	**

†	Non-income producing security.
*	Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**	Amounts reflect Pro Forma adjustment to the Statement of Assets and Liabilities.

See Notes to Financial Statements.

F-4

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND MERCURY GLOBAL HOLDINGS, INC. As of August 31, 2002 (unaudited)

	Global Growth Fund	Mercury Global igs	Adjustments(1)	Pro Forma Global Growth Combined Fund(2)
Assets:
Investments, at value*†	$742,200,680	$ 99,785,808		$ 841,986,488
Foreign cash††	329,599	33,256		362,855
Cash	—	4,775		4,775
Investments held as collateral for loaned securities, at value	185,171,767	6,116,000		191,287,767
Receivables:
Securities sold	291,318	3,351,452		3,642,770
Dividends	2,820,916	281,151		3,102,067
Capital shares sold	113,889	1,378,494		1,492,383
Loaned securities	15,424	—		15,424
Prepaid registration fees and other assets	114,975	46,400		161,375

Total assets	931,058,568	110,997,336		1,042,055,904

Liabilities:
Collateral on securities loaned, at value	185,171,767	6,116,000		191,287,767
Payables:
Securities purchased	4,693,653	5,336,793		10,030,446
Capital shares redeemed	2,357,673	269,495		2,627,168
Distributor	490,443	4,462		494,905
Investment adviser	434,134	57,426		491,560
Accrued expenses and other liabilities	565,775	126,819	$ 139,600	832,194

Total liabilities	193,713,445	11,910,995	139,600	205,764,040

Net Assets:
Net Assets	$737,345,123	$ 99,086,341	$ (139,600)	$ 836,291,864

Net Assets Consist of:
Class A Common Stock, $.10 par value, 100,000,000 shares authorized	$793,233	$ 1,686,987	$ (416,225)	$ 2,063,995
Class B Common Stock, $.10 par value, 300,000,000 shares authorized	6,679,034	64,530	(20,644)	6,722,920
Class C Common Stock, $.10 par value, 100,000,000 shares authorized	1,391,746	13,742	(4,553)	1,400,935
Class D Common Stock, $.10 par value, 100,000,000 shares authorized	1,873,684	122,777	(31,196)	1,965,265
Paid-in capital in excess of par	1,399,031,378	177,136,782	333,018	1,576,501,178
Accumulated investment loss — net	(3,133,043)	(108,112)		(3,241,155)
Accumulated realized capital losses on investments and foreign currency transactions — net	(508,120,878)	(59,503,735)		(567,624,613)
Unrealized depreciation on investments-net	(161,170,031)	(20,326,630)		(181,496,661)

Net assets	$737,345,123	$ 99,086,341	$ (139,600)	$ 836,291,864

Net Asset Value:
Class A:
Net assets	$ 55,524,739	$ 89,076,344	$ (125,497)	$ 144,475,586

Shares outstanding	7,932,326	16,869,873	(4,162,252)	20,639,947

Net Asset Value	$ 7.00	$ 5.28		$ 7.00

Class B:
Net assets	$456,393,640	$ 3,003,018	$ (4,231)	$ 459,392,427

Shares outstanding	66,790,339	645,303	(206,443)	67,229,199

Net Asset Value	$ 6.83	$ 4.65		$ 6.83

Class C:
Net Assets	$ 95,116,794	$ 628,886	$ (886)	$ 95,744,794

Shares outstanding	13,917,461	137,422	(45,533)	$ 14,009,350

Net Asset Value	$ 6.83	$ 4.58		$ 6.83

Class D:
Net Assets	$130,309,950	$ 6,378,093	$ (8,986)	$ 136,679,057

Shares outstanding	18,736,844	1,227,772	(311,964)	19,652,652

Net Asset Value	$ 6.95	$ 5.19		$ 6.95

*Identified cost	$903,510,438	$120,120,692		$1,023,631,130

†Including securities loaned of:	$178,155,333	$ 5,919,489		$ 178,155,333

††Cost	$ 329,650	$ 33,087		$ 362,737

(1)	Reflects the charge for estimated Reorganization expenses of $139,600 attributable to Mercury Global Holdings, Inc. The Reorganization expenses of $113,700 attributable to Merrill Lynch Global Growth Fund, Inc. will be paid for by Merrill Lynch Investment Managers, L.P.

See Notes to Financial Statements.

F-5

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR MERRILL LYNCH GLOBAL GROWTH, INC AND MERCURY GLOBAL HOLDINGS, INC. For the Twelve Months Ended August 31, 2002 (unaudited)

	Global Growth Fund	Mercury Global Holdings	Adjustments(1)	Pro Forma Global Growth Combined Fund (2)
Investment Income:
Dividends**	$ 11,429,006	$ 1,248,356		$ 12,677,362
Interest	1,182,486	227,457		1,409,943
Securities lending	805,256	18,028		823,284
Other	—	7,113		7,113

Total income	13,416,748	1,500,954	—	14,917,702

Expenses:
Investment advisory fees	9,047,902	985,813		10,033,715
Account maintenance and distribution fees — Class B	7,556,025	51,237		7,607,262
Transfer agent fees — Class B	1,854,721	12,596	$ (8,875)	1,858,442
Account maintenance and distribution fees — Class C	1,486,377	9,486		1,495,863
Account maintenance fees — Class D	479,137	20,666		499,803
Accounting services	430,147	89,496	(50,300)	469,343
Transfer agent fees — Class A	235,745	233,112	(2,235)	466,622
Transfer agent fees — Class D	410,420	15,602	(2,030)	423,992
Transfer agent fees — Class C	386,843	2,309	(1,860)	387,292
Custodian fees	291,936	40,437	(33,847)	298,526
Professional fees	124,934	87,909	(87,909)	124,934
Printing and shareholder reports	89,579	54,358	(45,948)	97,989
Registration fees	90,721	45,409	(45,409)	90,721
Directors’ fees and expenses	83,140	50,246	(50,246)	83,140
Pricing fees	12,616	3,605	(851)	15,370
Other	63,954	19,004	(17,044)	65,914

Total expenses	22,644,197	1,721,285	(346,554)	24,018,928

Investmen loss — net	(9,227,449)	(220,331)	346,554	(9,101,226)

Realized and Unrealized Gain (Loss) on Investments & Foreign Currency Transactions — Net:
Realized loss from:
Investments — net	(274,679,316)	(29,528,776)		(304,208,092)
Foreign currency transactions — net	(3,033,703)	(87,048)		(3,120,751)
Change in unrealized appreciation/depreciation on:
Investments — net	(45,631,103)	(5,092,074)		(50,723,177)
Foreign currency transactions — net	256,217	7,466		263,683

Net Decrease in Net Assets Resulting from Operations	$ (332,315,354)	$ (34,920,763)	$ 346,554	$ (366,889,563)

** Net foreign withholding tax	$ 1,114,702	$ 112,238		$ 1,226,940

(1)	Reflects the anticipated savings as a result of the Reorganization through consolidation of printing, accounting and other services.
(2)	This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $139,600 attributable to Mercury Global Holdings, Inc. The Reorganization expenses of $113,700 attributable to Merrill Lynch Global Growth Fund, Inc. will be paid for by Merrill Lynch Investment Managers, L.P.

See Notes to Financial Statements.

F-6

NOTES TO PRO FORMA GLOBAL GROWTH COMBINED FUND FINANCIAL STATEMENTS (unaudited)

1. Significant Accounting Policies:

Merrill Lynch Global Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented. All such adjustments are of a normal, recurring nature for a Reorganization. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors.

(b) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.
•	Options — The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

F-7

NOTES TO PRO FORMA GLOBAL GROWTH COMBINED FUND FINANCIAL STATEMENTS (unaudited) (continued)

•	Forward foreign exchange contracts — The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.
•	Foreign currency options and futures — The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.
•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

(f) Prepaid registration fees — Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Securities lending — The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year’s permanent book/tax differences of $9,188,366 have been reclassified between

F-8

NOTES TO PRO FORMA GLOBAL GROWTH COMBINED FUND FINANCIAL STATEMENTS (unaudited) (continued)

paid-in capital in excess of par and accumulated net investment loss and $5,535,775 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. (“MLIM”). The general partner of MLIM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund’s net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Account Maintenance Fee	Distribution Fee
Class B	25%	.75%
Class C	25%	.75%
Class D	25%	—

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the twelve months ended August 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund’s Class A and Class D Shares as follows:

	FAMD	MLPF&S
Global Growth
Class A	$ 45	$ 1,396
Class D	$2,733	$39,567

Mercury Global Holdings
Class I	$ 31	$ 653
Class A	$ 26	$ 1,690

For the twelve months ended August 31, 2002, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

Global Growth
Class B	$930,242
Class C	$ 12,300
Mercury Global Holdings
Class B	$ 4,352
Class C	$ 135

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2002, the Fund lent securities with a value of $31,847,975 to MLPF&S. Pursuant to that order, the Fund also has retained QA Advisors, LLC (“QA

F-9

NOTES TO PRO FORMA GLOBAL GROWTH COMBINED FUND FINANCIAL STATEMENTS (unaudited) (concluded)

Advisiors”), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisiors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisiors or in registered money market funds advised by MLIM or its affiliates. As of August 31, 2002, for Merrill Lynch Global Growth Fund, cash collateral of $75,920,426 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $109,251,341 was invested in the Merrill Lynch Premier Institutional Fund. As of August 31, 2002, for Mercury Global Holdings, Inc., cash collateral of $2,507,560 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $3,608,440 was invested in the Merrill Lynch Premier Institutional Fund. For the twelve months ended August 31, 2002, QA Advisiors received $232,882 and $7,144 in securities lending agent fees from Merrill Lynch Global Growth and Mercury Global Holdings, respectively.

In addition, MLPF&S received $786,939 and $82,031 in commissions on the execution of portfolio security transactions for Merrill Lynch Global Growth and Mercury Global Holdings respectively, for the twelve months ended August 31, 2002.

Financial Data Services, Inc. (“FDS”), a wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

For the twelve months ended August 31, 2002, the Merrill Lynch Global Growth and Mercury Global Holdings reimbursed MLIM $45,178 and $14,583 respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

F-10